                                                                  EXHIBIT 10.1.8




                            STOCK PURCHASE AGREEMENT


                                     Among


                                SLF CORPORATION,


                         KSCO ACQUISITION CORPORATION,


                                      And


                              THE STOCKHOLDERS OF

                          KSCO ACQUISITION CORPORATION



                          Dated as of October 10, 1997

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Article I
PURCHASE AND SALE .........................................................   1
 Section 1.1  Purchase and Sale ...........................................   1
 Section 1.2  Purchase Price ..............................................   1
 Section 1.3  Closing  ....................................................   2
 Section 1.4  Deliveries at Closing  ......................................   2


Article II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY .............................   3
 Section 2.1  Organization and Qualification  .............................   3
 Section 2.2  Corporate Authorization  ....................................   3
 Section 2.3  Financial Data  .............................................   3
 Section 2.4  Ownership of Stock  .........................................   4
 Section 2.5  Consents and Approvals  .....................................   4
 Section 2.6  Litigation  .................................................   4
 Section 2.7  Compliance with Law  ........................................   4
 Section 2.8  Tax Matters  ................................................   5
 Section 2.9  Employee Benefit Plans  .....................................   8
 Section 2.10 Intellectual Property .......................................  10
 Section 2.11 Real Property  ..............................................  10
 Section 2.12 Material Contracts ..........................................  11
 Section 2.13 Personal Property  ..........................................  12
 Section 2.14 Environmental and Safety Matters  ...........................  12
 Section 2.15 Employee Relations  .........................................  14
 Section 2.16 Business Insurance ..........................................  14
 Section 2.17 Disclaimer  .................................................  14


Article III
REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS ........................  14
 Section 3.1  Authorization ...............................................  14
 Section 3.2  Consents and Approvals  .....................................  15
 Section 3.3  Capitalization; Ownership  ..................................  15
 Section 3.4  Affiliate Transactions  .....................................  15
 Section 3.5  Brokers  ....................................................  15
 Section 3.6  Employment Arrangements  ....................................  16
 Section 3.7  Representations and Warranties of the Company  ..............  16


                                      i


Article IV
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER ...........................  16
 Section 4.1  Organization and Qualification  .............................  16
 Section 4.2  Authorization  ..............................................  16
 Section 4.3  Consents and Approvals  .....................................  16
 Section 4.4  Financing  ..................................................  17
 Section 4.5  Litigation  .................................................  17
 Section 4.6  Brokers  ....................................................  17


Article V
COVENANTS .................................................................  17
 Section 5.1  Conduct of Business  ........................................  17
 Section 5.2  Filings  ....................................................  19
 Section 5.3  Confidentiality; Access to Information  .....................  19
 Section 5.4  Public Announcements  .......................................  20
 Section 5.5  Hart-Scott-Rodino  ..........................................  20
 Section 5.6  Existing Indebtedness  ......................................  20
 Section 5.7  Notification of Certain Matters  ............................  21
 Section 5.8  Parachute Payments  .........................................  21
 Section 5.9  Shareholders Agreement  .....................................  21
 Section 5.10 Financial Statements  .......................................  21


Article VI
CONDITIONS TO CLOSING  ....................................................  22
 Section 6.1  Conditions to Each Party's Obligation  ......................  22
 Section 6.2  Conditions to Obligation of the Purchaser  ..................  22
 Section 6.3  Conditions to Obligation of the Company  ....................  23


Article VII
TERMINATION  ..............................................................  24
 Section 7.1  Termination  ................................................  24
 Section 7.2  Effect of Termination  ......................................  25


Article VIII
GENERAL PROVISIONS  .......................................................  25
 Section 8.1  Rules of Construction  ......................................  25
 Section 8.2  Survival  ...................................................  26
 Section 8.3  Notices  ....................................................  26



 Section 8.4  Governing Law   .............................................  27
 Section 8.5  Entire Agreement  ...........................................  27
 Section 8.6  Amendment; Waiver  ..........................................  27
 Section 8.7  Assignability  ..............................................  28
 Section 8.8  Binding Effect  .............................................  28
 Section 8.9  Third-Party Beneficiaries ...................................  28
 Section 8.10 Counterparts  ...............................................  28
 Section 8.11 Expenses  ...................................................  28
 Section 8.12 Certain Taxes  ..............................................  28
 Section 8.13 Judicial Proceedings  .......................................  28

                                   SCHEDULES

Schedule A      Stockholders and Optionholders
Schedule 2.1    List of Subsidiaries
Schedule 2.4    Outstanding Capital Stock of Subsidiaries
Schedule 2.5    Company Consents and Approvals
Schedule 2.6    Litigation
Schedule 2.7    Compliance with Laws
Schedule 2.8    Tax Matters
Schedule 2.9    Benefit Plans
Schedule 2.10   Intellectual Property
Schedule 2.11   Owned and Leased Real Property
Schedule 2.12   Contracts
Schedule 2.13   Title to Property
Schedule 2.14   Environmental and Safety Matters
Schedule 2.15   Employee Relations
Schedule 3.2    Stockholder Consents and Approvals
Schedule 3.4    Affiliate Transactions
Schedule 4.3    Purchaser Consents and Approvals
Schedule 5.2    Required Filings and Consents

                            STOCK PURCHASE AGREEMENT

                STOCK PURCHASE AGREEMENT dated as of October __, 1997, among SLF CORPORATION, a Delaware corporation (the "Purchaser"), KSCO ACQUISITION CORPORATION, a Delaware corporation (the "Company"), and each of the stockholders of the Company set forth on Schedule A hereto (each, a
                                         ----------
"Stockholder" and collectively the "Stockholders").

                The Stockholders own all of the outstanding common stock, par value $.01 per share, of the Company (the "Common Stock"). The Company owns all of the capital stock of Scovill Fasteners Inc., a Delaware corporation ("Scovill"). The Stockholders desire to sell, and the Purchaser desires to
  -------
purchase, the Common Stock on the terms and conditions set forth herein.

                NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants contained herein, the parties agree as follows:


                                   ARTICLE I

                               PURCHASE AND SALE

        Section 1.1  Purchase and Sale.  Upon the terms and subject to the
                     -----------------
conditions of this Agreement, at the Closing (as defined in Section 1.3), the Purchaser shall purchase from each Stockholder, and each Stockholder shall sell and transfer to the Purchaser, all right, title and interest of such Stockholder in and to the shares of Common Stock set forth opposite such Stockholder's name on Schedule A hereto.
   ----------

        Section 1.2  Purchase Price.
                     --------------

                (a) In consideration for the sale and transfer of the Common Stock at the Closing, the Purchaser shall pay (i) to each Stockholder an amount in cash equal to the Per Share Purchase Price (as defined below) multiplied by the number of shares of Common Stock held by such Stockholder, and (ii) subsequent to the transfer in clause (i) above, to each holder of options to purchase Common Stock (the "Options") set forth on Schedule A (the
                                                   ----------
"Optionholders") an amount in cash equal to the Per Share Purchase Price multiplied by the number of shares of Common Stock represented by options held by such person (other than any Option as to which the Company and the holder thereof agree to be rolled over into rollover options (the "Rollover Options") as reflected on Schedule A, less the aggregate exercise price therefor; provided
                ----------
that the aggregate amount paid by the Purchaser shall not exceed the Purchase Price (as defined below).

                (b) The Purchase Price shall be equal to $181,150,000 less (i)
                                                                      ----
$9.8 million, which represents the assumed amount of certain unfunded pension liabilities of Scovill as of the Closing Date, (ii) $2.6 million, which represents the present value of the cash payment stream to Saltire Industrial Corporation and First City Diversified Inc. under an arrangement relating to certain environmental liabilities as of the Closing Date, (iii) $.8 million, which represents the amount of indebtedness outstanding under certain capitalized leases that will not be repaid at Closing, (iv) the amount of any Indebtedness described in Section 5.6(iii)-(v) that the Purchaser notifies the Company in writing by October 31, 1997 shall not be repaid ("Purchaser Specified Indebtedness") and (v) an amount equal to the Per Share Purchase Price multiplied by the number of shares of Common Stock represented by Rollover Options, less the aggregate exercise price therefor. The Per Share Purchase Price shall be equal to the quotient obtained by (x) the Purchase Price plus
                                                                        ----
the amount representing the aggregate exercise price of the Options (other than any Rollover Options), divided by (y) the number of shares of Common Stock held by the Stockholders plus the number of shares of Common Stock represented by
                    ----
the Options (other than any Rollover Options) .

        Section 1.3  Closing.  The closing of the purchase and sale of the
                     -------
Common Stock pursuant to Section 1.1 (the "Closing") shall be held at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005 at 10:00 a.m. (local time) on November 26, 1997 (the "Closing Date"), or at such other place and time as the Purchaser and the Company may mutually agree.

        Section 1.4  Deliveries at Closing.  At the Closing, (i) each
                     ---------------------
Stockholder shall deliver to the Purchaser certificates representing the shares of Common Stock sold by such Stockholder duly endorsed for transfer or accompanied by a duly executed stock power with all appropriate stock transfer tax stamps affixed, and all books and records of the Company (in whatever form) to the extent not located at the Company's offices, (ii) each Optionholder shall surrender the option agreement evidencing such holder's Options (other than any Rollover Options), and (iii) the Purchaser shall deliver to (x) the holder of any Indebtedness the amount requested to be paid to such holder by the Stockholders pursuant to written wire instructions delivered at least two business days prior to Closing to the Purchaser and (y) to each Stockholder and each holder of Options (other than Rollover Options) such person's pro rata portion of the excess of the Purchase Price as provided in Section 1.2(a) over any amounts paid to the Stockholders' designees pursuant to clause (x).

                              ARTICLE II

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

       The Company represents and warrants to the Purchaser as follows:

       Section 2.1  Organization and Qualification.  The Company (i) is a
                    ------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has the requisite corporate power to carry on its business as now being conducted, and (iii) is duly qualified as a foreign corporation in good standing in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect (as defined in Section 8.1.1). The Company owns, directly or indirectly, all of the capital stock of each of the corporations set forth on Schedule 2.4
                                                                  ------------
except to the extent set forth on Schedule 2.4  (collectively, the
                                  ------------
"Subsidiaries"). Each Subsidiary is duly and validly organized and in good standing under the laws of the jurisdiction of its formation, and each Subsidiary is duly qualified as a foreign corporation in good standing in each jurisdiction where the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect. The Company does not own, and does not have any obligation to acquire, any material equity interest in any business enterprise other than the Subsidiaries.

        Section 2.2  Corporate Authorization.  The execution, delivery and
                       -----------------------
performance by the Company of this Agreement and the consummation of the transactions contemplated hereby are within the Company's corporate powers and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws of general application affecting the enforcement of creditors' rights generally.

        Section 2.3  Financial Data.  The Company has previously furnished to
                       --------------
the Purchaser copies of the Company's audited balance sheets and related statements of income and cash flows as of and for the fiscal years ended December 31, 1996 and 1995 and its unaudited balance sheet and related statements of income and cash flows as of and for the eight-month periods ended August 31, 1997 and 1996 (collectively, the "Financial Statements"). The Financial Statements (i) fairly present the financial condition of the Company as of the dates thereof and the results of operations and cash flows of the Company for the periods covered thereby; (ii) in the case of audited Financial Statements, have been prepared in accordance with generally accepted accounting principles consistently applied; and (iii) in the case of unaudited interim Financial Statements, have been prepared in accordance with the Company's historical accounting practices consistently applied and are subject to normal year-end adjustments. Since December 31, 1996, there has been no material adverse change in the operations or financial condition of the Company and the Subsidiaries, taken as a whole.

        Section 2.4  Ownership of Stock.  The Company's issued and outstanding
                     ------------------
capital stock consists of 8,880,102 shares of Common Stock. The Common Stock is duly authorized and issued, is fully paid and non-assessable, and is owned of record by the Stockholders as set forth on Schedule A. The issued and
                                           ----------
outstanding capital stock of each Subsidiary is set forth on Schedule 2.4
                                                             ------------
hereto, all of which is held by the Company or another Subsidiary, except as otherwise set forth on Schedule 2.4. Other than the Options, neither the
                       ------------
Company nor any Subsidiary has any outstanding options, warrants or similar rights to acquire, or any securities convertible into or exchangeable for, any of its capital stock. Upon consummation of the transactions contemplated herein, the Purchaser will own the entire equity interest in the Company.

        Section 2.5  Consents and Approvals.  Except as set forth on Schedule
                     ----------------------                          --------
2.5  hereto, the execution, delivery and performance by the Company of this
---
Agreement and the consummation of the transactions contemplated hereby require no action on its part by or in respect of, or any filing with or notice to, any governmental or regulatory body, agency or official which, if not obtained or made, would have a Material Adverse Effect. Except as set forth on Schedule
                                                                    --------
2.5, neither the execution, delivery and performance by the Company of this
---
Agreement, nor the consummation of the transactions contemplated hereby, will
(a) violate, conflict with, or result in a breach of, any provision of the charter or bylaws of the Company or any Subsidiary or of any applicable law, regulation, rule, order, judgment, decree or writ of any foreign, federal, state or local governmental or regulatory authority or body or court (collectively, "Law") or (b) result in a default (or give rise to any penalty or give to any third party a right of termination, cancellation, acceleration or result in the creation of any material Encumbrance) under, any of the terms, conditions or provisions of any Material Contract (as defined in Section 2.12) to which the Company or any Subsidiary is a party or by which it is bound, except for such violations, breaches or defaults which would not, individually or in the aggregate, have a Material Adverse Effect.

        Section 2.6  Litigation.  Except as set forth on Schedule 2.6 hereto,
                     ----------                          ------------
to the Company's knowledge, there are no claims, actions, suits, approvals, investigations, informal objections, complaints or proceedings pending against or affecting the Company or any Subsidiary before any court, arbitrator or administrative, governmental or regulatory authority or body, nor to the Company's knowledge is the Company or any Subsidiary, or any of their respective properties or assets subject to any order, judgment, writ, injunction or decree, except in either case for matters which would not, individually or in the aggregate, have a Material Adverse Effect.

        Section 2.7  Compliance with Law.  Except as set forth on Schedule 2.7
                     -------------------                          ------------
hereto, neither the Company nor any Subsidiary is in violation of any Law, except where any such violation would not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth on Schedule 2.7, the Company and each Subsidiary
                                ------------
have all permits, approvals, licenses and franchises from governmental authorities required to conduct their business as now being conducted (collectively "Permits"), and is in compliance with all such Permits, except for such Permits the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

        Section 2.8  Tax Matters.
                     -----------

                (a) "Taxes," as used in this Agreement, means (i) any federal
                     -----
income taxes, any other federal, county, local or foreign taxes, fuel or energy taxes, utility taxes, charges, fees, levies, or other assessments, including, without limitation, all net income, gross income, sales, use ad valorem, windfall or other profits, transfer, gains, profits, excise, value added, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, social security, workers compensation, unemployment compensation, disability, employment, payroll, license, estimated, net worth, stamp, custom duties, severance or withholding taxes or charges imposed by any governmental entity, and includes any interest and penalties (civil or criminal) on or additions to any such taxes, charges, fees, levies or other assessments, and (ii) any liability for amounts described in (i) by reason of the Company or any Subsidiary (or predecessor of either) having been a member of an affiliated group of corporations filing a consolidated federal income Tax return or otherwise joining a consolidated, combined or unitary Tax Return and
(iii) any liability for amounts described in (i) pursuant to any tax sharing agreement or arrangement, or liability for such amounts as transferee or successor, "Tax Return," as used in this Agreement, means any report, return
            ----------
or other information required to be supplied to a governmental entity with respect to Taxes, including, where permitted or required, combined or consolidated returns for any group of entities that includes the Company or any Subsidiary.

                (b) Except as set forth on Schedule 2.8 hereto, the Company and
                                           ------------
each Subsidiary have timely filed or caused to be filed all federal income Tax Returns and all other material tax returns required to be filed with respect to the Company or any Subsidiary on or prior to the date hereof. All Taxes due in respect of the periods covered by such Tax Returns (whether or not shown on any Tax Return) and for any other tax periods ending on or prior to the date hereof (whether or not shown on any Tax Return) have been paid or adequate accruals have been established for the payment of such taxes. As of the Closing Date, all material Taxes due in respect of any periods ending on or prior to the Closing Date, and any period or portion of a period through and including the Closing Date, will have been paid or adequate accruals will have been established for the payment thereof, and as of the Closing Date, all Tax Returns required to be filed in respect of any periods ending on or prior to the Closing Date will be timely filed. Except as set forth on Schedule 2.8, no audit
                                                   ------------
examination, deficiency assessment, refund litigation or any other administrative or court proceedings are presently pending or threatened with regard to any Taxes or Tax Returns of the Company or any Subsidiary. Any such disclosure in Schedule 2.8 pursuant to the immediately prior sentence herein
              ------------
sets forth the type of Tax and Tax periods subject to any such audit examination, deficiency assessment, refund litigation, or any other administrative or court proceeding; and, whether an indemnification from any person or entity exists to cover any liability which could arise from such audit examination, deficiency assessment, refund litigation, or any other administrative or court proceeding, and the scope and conditions, if any, of such indemnification. Neither the Company nor any Subsidiary has, or will have as of the Closing Date, any material liability for any Taxes in excess of the amounts paid or reserves or accruals established therefor.

                (c) All Tax Returns filed by the Company and each Subsidiary are (and, as to Tax Returns not filed as of the date hereof, will be) true, correct and complete in all material respects. Neither the Company nor any Subsidiary is delinquent in the payment of any material Tax and, except as set forth on
Schedule 2.8 hereto, none of them has requested any extension of the time within
------------
which to file any Tax Returns in respect of any fiscal year or portion thereof which have not since been filed. Except as set forth on Schedule 2.8, no
                                                         ------------
deficiencies for any Tax have been proposed, asserted or assessed (tentatively or otherwise) against the Company or any Subsidiary which have not been settled and paid. There are currently no agreements in effect with respect to the Company or any Subsidiary to extend the period of limitations for the assessment or collection of any Tax and there is not currently pending any request for such an agreement.

                (d) None of the transactions contemplated hereby will result in the Company or any Subsidiary making or being required to make any "excess parachute payment" as that term is defined in (S) 280G of the Code.

                (e) There are no Tax liens upon the assets of the Company or any of the Subsidiaries except liens for Taxes not yet due.

                (f) The Company and each of the Subsidiaries have complied (and until the Closing Date will comply) in all material respects with the provisions of the Internal Revenue Code of 1986, as amended (the "Code") (and any corresponding foreign, state or local law) relating to the payment and withholding of Taxes, including, without limitation, the withholding and reporting requirements under Code (S)(S) 1441 through 1464, 3401 through 3606, and 6041 and 6049, as well as similar provisions under any other laws, and have, within the time and in the manner prescribed by law, withheld from employee wages and have duly set aside or paid over to the proper governmental authorities all amounts required.

                (g) Except set forth on Schedule 2.8, no power of attorney
                                        ------------
currently in force has been granted by the Company or any Subsidiary concerning any Tax matter.

                (h) Except as set forth on Schedule 2.8, neither the Company
                                           ------------
nor any Subsidiary has received a Tax Ruling (as defined below) or entered into a Closing Agreement (as defined below) with any taxing authority that would have a continuing adverse effect after the Closing Date. "Tax Ruling," as used in this Agreement, shall mean a written ruling of a taxing authority relating to Taxes. "Closing Agreement," as used in this Agreement, shall mean a written and legally binding agreement with a taxing authority relating to Taxes.

                (i) The Company and the Subsidiaries have made available to Buyer complete and accurate copies, covering all years ending on or after December 31, 1992, of (i) all Tax Returns, and any amendments thereto, filed by the Company or any of the Subsidiaries, (ii) all audit reports received from any taxing authority relating to any Tax Return filed by the Company or any of the Subsidiaries and (iii) any Closing Agreements entered into by the Company or any of the Subsidiaries with any taxing authority.

                (j) Except as set forth on Schedule 2.8 neither the Company
                                           ------------
nor any Subsidiary is a party to, is bound by, or has any obligation under any tax sharing or similar agreement; and none of the Company or any Subsidiary (i) has been a member of an affiliated group filing a consolidated federal income tax return (other than a group the common parent of which was the Company) or
(ii) has any liability for the Taxes of any person or entity (other than any of the Company and the Subsidiaries) under Treasury regulation (S) 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

                (k) Neither the Company nor any Subsidiary has made an election under (S) 341(f) of the Code.

                (l) Except as set forth on Schedule 2.8, no property of the
                                           ------------
Company or any Subsidiary is property that the Company or any such Subsidiary or any party to this transaction is or will be required to treat as being owned by another person pursuant to the provisions of Code (S) 168(f)(8) (as in effect prior to its amendment by the Tax Reform Act of 1986) or is tax-exempt use property within the meaning of Code (S) 168.

                (m) Except as set forth on Schedule 2.8, neither the Company
                                           ------------
nor any Subsidiary is required to include in income any adjustment pursuant to Code (S) 481(a) by reason of a voluntary change in accounting method initiated by the Company or any Subsidiary, and, to the Company's knowledge, the Internal Revenue Service (the "IRS") has not proposed any such adjustment or change in accounting method.

                (n) No election under Code (S) 338 (or any predecessor provision) has been made by or with respect to the Company or any of the Subsidiaries or any of their respective assets or properties.

                (o) Except as set forth on Schedule 2.8, neither the Company
                                           ------------
nor any Subsidiary has engaged in any intercompany transactions within the meaning of Treasury Regulations (S) 1.1502-13 for which any income or gain will remain unrecognized as of the close of the last taxable year prior to the Closing Date.

                (p) Except as set forth on Schedule 2.8, neither the Company
                                           ------------
nor any Subsidiary owns any stock or other equity interest in any entity that
(i) would be considered a Passive Foreign Investment Company pursuant to (S) 1296 of the Code, or (ii) would be considered a Foreign Investment Company pursuant to (S) 1246 of the Code.

                (q) Except as set forth on Schedule 2.8, no Subsidiary has
                                           ------------
earned any income that will be required to be included in the Company's or any Subsidiary's current year income tax return pursuant to (S) 951 of the Code, or would otherwise be required to be included in the Company's or any Subsidiary's current year income tax return pursuant to (S) 951 of the Code but for the application of (S) 952(c) of the Code.

                (r) Except as set forth on Schedule 2.8, no deduction or credit
                                           ------------
claimed on any Tax Return, or that could be claimed on any Tax Return with respect to periods up to and including the Closing Date, will be subject to limitations, including any limitations on any built in losses, deductions or credits, pursuant to (S)(S) 382, 383 or 384 of the Code.

                (s) Except as set forth on Schedule 2.8, no contributions have
                                           ------------
been, or will be, made to the capital of the Company on or after October 6, 1995.

        Section 2.9  Employee Benefit Plans.
                     ----------------------

                (a) The Company has made available to the Purchaser true and complete copies of each pension, profit-sharing, bonus, incentive, deferred compensation, severance pay, retirement or other material employee benefit plan, agreement or arrangement within the meaning of (S) 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and any stock option, stock bonus, or other stock-based compensation plan, agreement or arrangement, currently maintained or contributed to by the Company or any Subsidiary for the benefit of any of its employees or as to which the Company or any Subsidiary may otherwise have any liability (collectively, the "Plans"), all of which are set forth on Schedule 2.9 (except those that will be terminated
                          ------------
on or prior to the Closing Date).

                (b) Except as set forth on Schedule 2.9 hereto, (i) each Plan
                                           ------------
that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA that is intended to qualify under (S) 401(a) of the Code is being operated and administered in compliance with (S) 401(a) of the Code, except where any such failure to comply would not have a Material Adverse Effect, and a favorable determination letter has been obtained from the Internal Revenue Service (the "IRS") for each such Plan; (ii) no Plan is subject to the minimum funding requirements of (S) 412 of the Code or (S) 302 of ERISA or is otherwise subject to Title IV of ERISA; (iii) except where such events would not, individually or in the aggregate, have a Material Adverse Effect, there has been no non-exempt "prohibited transaction" within the meaning of (S) 406 of ERISA or (S) 4975 of the Code involving the assets of any Plan; (iv) all required employer contributions to each Plan have been made when due (or, in the case of contributions not yet due, have been accrued on the Company's financial statements and records); (v) the Company has made available to the Purchaser as to each Plan a true and correct copy of (x) the most recent annual report (Form
5500) filed with the IRS, if applicable, (y) the most recent actuarial valuation report, if applicable and (z) each plan, trust agreement, group annuity contract and insurance contract, if any, relating to such Plan; (vi) each Plan has been administered in compliance with the applicable provisions of ERISA and the Code and the terms of such Plan, except where any such failure to comply would not have a Material Adverse Effect, (vii) with respect to each Plan subject to (S) 412 of the Code or (S) 302 of ERISA, no such Plan has incurred an accumulated funding deficiency, whether or not waived; (viii) there are no pending or, to the knowledge of the Company, threatened investigations or claims by the Internal Revenue Service, Department of Labor, Pension Benefit Guaranty Corporation or any other governmental agency, relating to any of the Plans, and
(ix) there are not pending or, to the knowledge of the Company, threatened termination proceedings, pending claims (except claims for benefits payable in the normal operation of the Plans), suits or proceedings against or involving any Plan or asserting any rights to or claims for benefits under any Plan that could give rise to a Material Adverse Effect, and, to the knowledge of the Company, there are not any facts that could give rise to a Material Adverse Effect in the event of any such investigation, claim, suit or proceeding.

                (c) Except as set forth on Schedule 2.9, neither the Company
                                           ------------
nor any Subsidiary (i) has any actual or potential withdrawal liability with respect to any multiemployer pension plan, or (ii) has any obligation to provide any welfare benefits to retired or former employees other than continuation of insurance coverage required by applicable law, or (iii) has incurred any liability under Title IV of ERISA (other than for Pension Benefit Guaranty Corporation premiums, all of which have been paid when due).

                (d) Except as disclosed on Schedule 2.9, no employee of the
                                           ------------
Company or any of its Subsidiaries will be entitled to any additional benefits or any acceleration of the time of payment or vesting of any benefits under any Plan or agreement as a result of the transactions contemplated by this Agreement.

                (e) Each material Foreign Plan (as defined below), to the extent any benefits provided thereunder are not mandated by the laws of the applicable foreign jurisdiction, is set forth on Schedule 2.9. The Company and each of its
                                      ------------
Subsidiaries, as applicable, have maintained and administered such Foreign Plans in compliance with all applicable laws and all required contributions have been made to the Foreign Plans, except where the failure to comply or make contributions would not have a Material Adverse Effect. For purposes hereof, the term "Foreign Plan" shall mean any plan, program, policy, arrangement or agreement maintained or contributed to by, or entered into with, the Company or any Subsidiary with respect to employees (or former employees) employed outside the United States.

                Section 2.10  Intellectual Property.  Schedule 2.10  hereto
                              ---------------------   -------------
sets forth a true and correct list of all registered patents, trademarks and copyrights (or applications therefor) held by the Company or any Subsidiary. The Company and each Subsidiary possess ownership of all trade names, trademarks, service marks, trade secrets and other proprietary intellectual property rights (the "Intellectual Property") used in the operation of their business, except where the failure of the Company or such Subsidiary to own or have the right to use any Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect. None of the Company or the Subsidiaries (i) is infringing upon the Intellectual Property of others or (ii) has received any notice of infringement upon or conflict with respect to Intellectual Property of others or (iii) has received any notice challenging or questioning the validity or effectiveness of any license or agreement held by the Company or any Subsidiary with respect to Intellectual Property used in the operation of its business, except as would not, individually or in the aggregate, have a Material Adverse Effect. To the knowledge of the Company, no person is using any Intellectual Property that is confusingly similar to, which infringes upon, or which violates the Company's rights with respect to the Intellectual Property of the Company or any of its Subsidiaries.

                Section 2.11  Real Property.
                              -------------

                (a) Schedule 2.11 hereto sets forth a complete list of all real
                    -------------
property owned by the Company and the Subsidiaries (each an "Owned Property"). The Company or a Subsidiary, as the case may be, has good and marketable fee title to the Owned Properties, free and clear of all mortgages, liens, security interests, easements, restrictive covenants, rights-of-way and other encumbrances ("Encumbrances") other than (i) Encumbrances that are disclosed on

Schedule 2.11; (ii) liens for taxes, fees, levies, duties or other governmental
-------------
charges of any kind which are not yet delinquent or are duly reserved for and being contested in good faith by appropriate proceedings which suspend the collection thereof; (iii) liens for mechanics, material, laborers, employees, suppliers or similar liens arising by operation of law for sums which are not yet delinquent or which are duly reserved for and being contested in good faith by appropriate proceedings or with respect to which arrangements for payment and/or release have been made; (iv) platting, subdivision, zoning, building and other similar legal requirements; and (v) easements, restrictive covenants, rights-of-way, reservations of mineral or oil and gas interests, encroachments and other similar encumbrances, whether or not of record, which do not materially detract from the value of the real property subject thereto or impair in any material respect the operation of the Company's business (the Encumbrances described in clauses (i) through (v) above are hereinafter referred to collectively as "Permitted Liens").

                (b) Schedule 2.11 sets forth a complete list of all real
                    -------------
property leased by the Company and the Subsidiaries (each a "Leased Property"). The Company or a Subsidiary, as the case may be, has (assuming good title in the landlord) a valid leasehold interest in the Leased Properties, in each case free and clear of all Encumbrances other than Permitted Liens.

                (c) To the Company's knowledge, there are no eminent domain proceedings pending or threatened against any Owned Property or Leased Property.

        Section 2.12  Material Contracts.  Except as listed or described on
                      ------------------
Schedule 2.11 and Schedule 2.12 hereto, as of the date hereof, neither the
-------------     -------------
Company nor any Subsidiary is a party to or bound by any written or oral leases, agreements, instruments, or other contracts or legally binding contractual commitments ("Contracts") that are of a type described below (collectively, the "Material Contracts"):

                (i) any collective bargaining arrangement with any labor union;

                (ii) any Contract for capital expenditures or the acquisition or construction of fixed assets in excess of $100,000;

                (iii) any Contract for the purchase or sale of inventory, materials, supplies, merchandise, machinery, equipment, parts or other property, assets, or services requiring aggregate future payments in excess of $100,000 (other than standard inventory purchase orders executed in the ordinary course of business);

                (iv) any Contract relating to the borrowing of money or the guaranty of another person's borrowing of money;

                (v) any Contract granting any person a lien on all or any part of assets;

                (vi) any Contract granting to any person a first refusal, first offer or similar preferential right to purchase or acquire any of its assets;

                (vii) any Contract under which the Company or any Subsidiary is
(A) a lessee or sublessee of any machinery, equipment, vehicle (including fleet equipment) or other tangible personal property, or (B) a lessor of any property, in either case having an original value in excess of $500,000;

                (viii) any Contract limiting, restricting or prohibiting it from conducting business anywhere in the United States or elsewhere in the world or any Contract limiting the freedom of the Company to engage in any line of business or to compete with any other Person;

                (ix) any joint venture or partnership Contract;

                (x) Contracts, singly or in the aggregate, requiring future payments of $500,000 or more that require the consent of the other party thereto in connection with the transactions contemplated hereby; and

                (xi) any material employment Contract with any employee.

                The Company has made available to the Purchaser a true and complete copy of each written Material Contract, including all amendments or other modifications thereto. Except as set forth on Schedule 2.12 hereto, to
                                                      -------------
the Company's knowledge, each Material Contract is a valid and binding obligation of each party thereto, enforceable in accordance with its terms, subject only to bankruptcy, reorganization, receivership and other laws affecting creditors' rights generally. Except as set forth on Schedule 2.12, the
                                                              -------------
Company or a Subsidiary, as the case may be, has performed all obligations required to be performed by it under the Material Contracts and the Company or such Subsidiary, as the case may be, is not in breach or default thereunder, except for breaches or defaults which will not, individually or in the aggregate, have a Material Adverse Effect.

        Section 2.13   Personal Property.  Except as set forth on Schedule
                       -----------------                          --------
2.13 hereto, the Company and each Subsidiary has good and marketable title to
----
the assets reflected on its books and records as owned by it (other than real property) free and clear of all Encumbrances other than Permitted Liens.

        Section 2.14  Environmental and Safety Matters.  Except as set forth
                      --------------------------------
on Schedule 2.14 hereto and except for such of the following as, individually or
   -------------
in the aggregate, could not have a reasonable possibility of resulting in a Material Adverse Effect: (i) the Company and each Subsidiary is in compliance with all applicable Environmental Laws (as defined below) and no Environmental Law could reasonably be expected to interfere with current operations of the Company or any Subsidiary; (ii) neither the Company nor any Subsidiary has received a notice, report or information regarding any noncompliance, any liabilities (whether accrued, absolute, contingent, unliquidated or otherwise), or any corrective, investigatory, removal or remedial obligations, arising under applicable Environmental Laws with respect to its past or present operations or properties or those of its predecessors in interest; (iii) each of the Company and its Subsidiaries have obtained, and are and have been in compliance with all terms and conditions of, all permits, licenses and other authorizations required pursuant to Environmental Laws for their occupation of the Owned

Properties and the Leased Properties and the conduct of their business, and neither the Company nor any of its Subsidiaries has any reason to believe that any permits, licenses, or other authorizations scheduled to expire within the next three years (a) will not be renewed or (b) will require material expenditures in connection with such renewal; (iv) there are no agreements, judgments, decrees or orders by which the Company or any of its Subsidiaries is bound, which could reasonably be expected to give rise to any liability of the Company or any of its Subsidiaries under Environmental Laws; and (v) neither the Company nor any of its Subsidiaries is subject to any judicial or administrative proceeding or, to the knowledge of the Company, investigation alleging the violation of, or liability under, Environmental Laws and no such proceeding or investigation is contemplated or threatened. Except as set forth in Schedule
                                                                     --------
2.14 hereto, (i) the transactions contemplated by this Agreement do not impose
----
any obligations under Environmental Laws for site investigation or cleanup or notification to or consent of any government agencies or third parties; (ii) no lien has been asserted or recorded, or the knowledge of the Company, threatened, under any Environmental Law with respect to any facility, property, asset or inventory currently owned, leased or operated by the Company or any of its Subsidiaries; and (iii) no property now or formerly owned, leased or operated by the Company or any of its Subsidiaries or, to the knowledge of the Company, any of their respective predecessors in interest, is (a) listed or proposed for listing on the National Priorities List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA") or (b) listed on the Comprehensive Environmental Response, Compensation and Liability Information System List promulgated pursuant to CERCLA or (c) included on any similar list maintained by any governmental authority including, without limitation, those relating to petroleum and its constituents and derivatives. A complete list of all material permits, licenses or other authorizations held by the Company and each Subsidiary pursuant to Environmental Laws for the operation of the Owned Properties and the Leased Properties and the conduct of the business of the Company and each of its Subsidiaries, and the expiration date of each, is set forth on Schedule 2.14
                                                               -------------
hereto. The Company has made available to the Purchaser or its advisors or consultants true, complete and correct copies of all environmental reports, analyses, tests or monitoring in the possession of or available to the Company during the past three years pertaining to any Owned Property or Leased Property. As used in this Agreement, "Environmental Laws" shall mean all foreign, federal, state or local statutes, laws, codes, rules, regulations, ordinances, orders, standards, permits, licenses or requirements (including consent decrees, judicial decisions and administrative orders), presently in force, as amended or reauthorized, pertaining to the protection, preservation, conservation or regulation of the environment, or imposing requirements relating to public or employee health and safety, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S) 9601 et seq., the Resource Conservation and Recovery Act of 1976, 42 U.S.C. (S) 6901 et seq., the Emergency Planning and Community Right to Know Act, 42 U.S.C.
(S) 11001 et seq., the Clean Air Act, 42 U.S.C. (S) 7401 et seq., the Federal Water Pollution Control Act, 33 U.S.C. (S) 1251 et seq., the Toxic Substances Control Act, 15 U.S.C.

(S) 2601 et seq., the Safe Drinking Water Act, 42 U.S.C. (S) 300F et seq., and the Occupational Safety and Health Act, 29 U.S.C. (S) 651 et seq., each as amended or reauthorized.

        Section 2.15  Employee Relations.  Except as set forth on Schedule
                      ------------------                          --------
2.15 hereto, within the last two years, neither the Company nor any of its
----
Subsidiaries has experienced any strike, picketing, boycott, work stoppage or slowdown or other labor dispute, nor to the knowledge of the Company is any such event or any organizing effort threatened against it. Except as set forth on

Schedule 2.6 hereto, there is no pending charge or complaint of unfair labor
------------
practice, employment discrimination or similar matters against the Company or any Subsidiary relating to the employment of labor.

        Section 2.16  Business Insurance.  Each of the Company and the
                      ------------------
Subsidiaries has in full force (i) all workers' compensation or similar insurance required by the laws of any jurisdiction in which any material operations of the Company or any of the Subsidiaries are conducted, (ii) business interruption insurance covering risk of loss as a result of cessation of any substantial part of the business conducted by the Company or any of the Subsidiaries for such periods as are customary for companies of established reputation engaged in the same or similar business and similarly situated, and
(iii) comprehensive general liability insurance, fire and casualty insurance policies and public liability insurance providing coverage in such amount as is customary for companies of established reputation engaged in the same or similar business and similarly situated. The Company has not received any notice of cancellation of any of the policies. To the knowledge of the Company, there exists no breach by the insured under any such policy which gives the insurer the right thereunder to terminate such policy.

        Section 2.17  Disclaimer.  EXCEPT AS EXPRESSLY SET FORTH IN THIS
                      ----------
ARTICLE II, THE COMPANY MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY.


                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

        Each Stockholder, severally and not jointly, represents and warrants as to itself to the Purchaser as follows:

        Section 3.1  Authorization.  The execution, delivery and performance
                     -------------
by such Stockholder of this Agreement and the transactions contemplated hereby are within the requisite power of such Stockholder and have been duly authorized by all necessary action on the part of such Stockholder. This Agreement constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of general application affecting the enforcement of creditors' rights generally.

        Section 3.2  Consents and Approvals.  Except as set forth on Schedule
                     ----------------------                          --------
3.2 hereto, the execution, delivery and performance by such Stockholder of this
---
Agreement and the consummation by such Stockholder of the transactions contemplated hereby require no action by or in respect of, or any filing with or notice to, any governmental or regulatory body, agency or official which, if not obtained or made, will prevent, materially delay or materially burden the transactions contemplated by this Agreement. Neither the execution, delivery and performance of this Agreement, nor the consummation of the transactions contemplated hereby, will (a) if such Stockholder is not an individual, violate, conflict with or result in a breach of, any provision of the organizational documents of such Stockholder or (b) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, lease, agreement or other instrument to which such Stockholder is a party, or by which its properties or assets may be bound, except for such violations, breaches or defaults which would not prevent or materially delay consummation of the transactions contemplated hereby.

        Section 3.3  Capitalization; Ownership.  The Company's issued and
                     -------------------------
outstanding capital stock consists of 8,880,102 shares of Common Stock. All such shares of Common Stock are duly authorized and issued, are fully paid and non-assessable, and are owned of record and beneficially by the Stockholders. Upon delivery of such shares and payment therefor pursuant hereto, good and valid title to such shares, free and clear of all Encumbrances, will pass to the Purchaser.

        Section 3.4  Affiliate Transactions.  Except as disclosed on Schedule
                     ----------------------                          --------
3.4, and except for any agreement that will be terminated on or prior to Closing
---
without liability to, or obligation of, the Company or any Subsidiary, neither the Company nor any Subsidiary is a party to any agreement or transaction with KSCO or any of its Affiliates or to any other material agreement or material transaction with any Stockholder or any other Affiliate of any Stockholder (other than any Subsidiary).

        Section 3.5  Brokers.  Except for fees payable by the Company to
                     -------
Goldman, Sachs & Co., no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. The Stockholders shall pay all payments to Goldman, Sachs & Co. owed by the Company or any Subsidiary in connection with the transactions contemplated hereby and such agreement with Goldman, Sachs & Co. shall be terminated concurrent with the Closing.

        Section 3.6  Employment Arrangements.  Except for the employment
                     -----------------------
Contracts listed on Schedule 2.12 and Plans listed on Schedule 2.9, neither the
                    -------------                     ------------
Company nor any Subsidiary is a party to any employment agreement or arrangement with any employee, including, without limitation, any agreement or arrangement providing for payments (including, without limitation, any severance payments) by the Company or any Subsidiary to any employee, other than any such agreement or arrangement that terminates effective as of the Closing.

        Section 3.7  Representations and Warranties of the Company.  The sale
                     ---------------------------------------------
of the Common Stock by such Stockholder pursuant to this Agreement is not prompted by any material and adverse information concerning the Company or any Subsidiary that has not been disclosed in this Agreement or the financial statements referred to in Section 2.3. Such Stockholder is aware of no representation or warranty made by the Company in this Agreement which is not true and complete in all material respects.


                                   ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        The Purchaser represents and warrants to the Company and each Stockholder as follows:

        Section 4.1  Organization and Qualification.  The Purchaser is a
                     ------------------------------
corporation duly formed, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the requisite corporate power to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The Purchaser is duly qualified as a foreign corporation in good standing in each jurisdiction in which the conduct of its business requires such qualification, except where the failure to be so qualified would not prevent or materially delay consummation of the transactions contemplated hereby.

        Section 4.2  Authorization.  The execution, delivery and performance
                     -------------
by the Purchaser of this Agreement and the transactions contemplated hereby are within the corporate powers of the Purchaser and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws of general application affecting the enforcement of creditors' rights generally.

        Section 4.3  Consents and Approvals.  Except as set forth on Schedule
                     ----------------------                          --------
4.3 hereto, the execution, delivery and performance by the Purchaser of this
---
Agreement and the consummation of the transactions contemplated hereby require no action by or in respect of, or any filing with or notice to, any governmental or regulatory body, agency or official which, if not obtained or made, will prevent, materially delay or materially burden the transactions contemplated by this Agreement. Neither the execution, delivery and performance by the Purchaser of this Agreement, nor the consummation by the Purchaser of the transactions contemplated hereby, will (a) violate, conflict with, or result in a breach of, any provision of the charter or bylaws of the Purchaser or (b) result in a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, lease, agreement or other instrument or obligation to which the Purchaser is a party, or by which its properties or assets may be bound, except for such violations, breaches or defaults which would not prevent or materially delay consummation of the transactions contemplated hereby.

        Section 4.4  Financing.  The Purchaser currently has sufficient funds
                     ---------
on hand, or has sufficient borrowing availability or commitments from responsible financial institutions (copies of which have previously been furnished to the Company by the Purchaser), to enable the Purchaser to finance the consummation of the transactions contemplated hereby and to pay related fees and expenses.

        Section 4.5  Litigation.  There are no claims, actions, suits,
                     ----------
approvals, investigations, informal objections, complaints or proceedings pending against the Purchaser before any court, arbitrator, or administrative, governmental or regulatory authority or body, nor is the Purchaser subject to any order, judgment, writ, injunction or decree, except in either case for matters which will not prevent, materially delay or materially burden the transactions contemplated hereby.

        Section 4.6  Brokers.  No broker, finder or investment banker is
                     -------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Purchaser.


                                   ARTICLE V

                                   COVENANTS

        Section 5.1  Conduct of Business.  Except as contemplated by this
                     -------------------
Agreement or otherwise consented to in writing by the Purchaser, during the period from the date of this Agreement to the Closing Date, the Company shall, and shall cause each of the Subsidiaries to conduct their business in the ordinary course of business of the Company and the Subsidiaries consistent with past practice (including, without limitation by (a) preserving its present business organization and relationships, (b) keeping available the present services of its employees, and (c) preserving the rights, franchises, goodwill and relations of its customers and others with whom business relationships exist (including licensors, suppliers, distributors, and clients), all as may be required to carry on the business in the ordinary course of the Company and the Subsidiaries consistent with past practice), and the Company will not, and will not permit any of the Subsidiaries to, intentionally take any actions that could reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Closing Date, the Company will not, and will not permit any of the Subsidiaries to, without the prior written consent of the Purchaser:

                (i) sell, pledge, dispose of or encumber its assets, except for sales of inventory and sales of obsolete assets and assets concurrently replaced with similar assets, in each case in the ordinary course of its business;

                (ii) except as otherwise required by law or by any existing plan, arrangement or agreement, materially increase the compensation or benefits payable to any employee of the Company or any of its Subsidiaries or enter into, adopt, amend or terminate any employee benefit plan or any material employment agreement;

                (iii) declare or make any dividends or other distributions on the Common Stock, or repurchase or otherwise reacquire for value any shares of Common Stock;

                (iv) issue any shares of capital stock, or any warrants, options or other rights to purchase or acquire any capital stock, other than the issuance of Common Stock upon the exercise of Options;

                (v) incur any indebtedness for borrowed money other than borrowings for working capital purposes under existing credit facilities in the ordinary course of business;

                (vi) amend any Tax Return, change any method of Tax accounting, make any elections that have any effect on any Tax Return, file for or make any refund claims relating to any Tax or any Tax Return or settle any issues arising in any Tax audit or contest.

                (vii) enter into any material Contract (including without limitation any arrangement with any governmental body) or any amendment, cancellation or termination of any material Contract, including without limitation any Contract with any governmental body or agency, or take any action impairing its rights under any material Contract or take, or fail to take, any action that constitutes a material breach or default under any material Contract;

        (viii) amend or propose to amend the charter or bylaws of the Company or any Subsidiary; or

        (ix) agree to do any of the foregoing.

        The Company represents and warrants that, since August 31, 1997, (x) the Company and the Subsidiaries have conducted their business in the ordinary course of business of the Company and the Subsidiaries consistent with past practice, and (y) without limiting the generality of the foregoing, neither the Company nor any Subsidiary has taken any action that could reasonably be expected to have a Material Adverse Effect or otherwise done anything described in the foregoing clauses (i) through (ix) except as may be disclosed in the Schedules to this Agreement.

        Section 5.2  Filings.  Each of the Company, the Stockholders and the
                     -------
Purchaser shall exercise reasonable best efforts to take or cause to be taken all actions, and to do or cause to be done all things necessary, proper or advisable under applicable laws to consummate and make effective, as soon as reasonably practicable, the transactions contemplated hereby. Without limiting the generality of the foregoing, each of the Company, the Stockholders and the Purchaser (a) shall make all required filings with or applications to governmental bodies and other regulatory authorities set forth on Schedules 5.2
                                                                  -------------
and 2.5 hereto no later than five business days after the execution of this
-------
Agreement, and (b) shall exercise reasonable best efforts to (x) obtain all necessary waivers, consents and approvals from other parties to Material Contracts as identified by the Purchaser and set forth on Schedules 5.2 and 2.5
                                                          ---------------------
and to oppose, lift or rescind any injunction or restraining order or other order adversely affecting the ability of the parties to consummate the transactions contemplated hereby, and (y) otherwise fulfill all conditions to this Agreement.

        Section 5.3  Confidentiality; Access to Information.  That certain
                     --------------------------------------
letter agreement between the Purchaser and Goldman, Sachs & Co. on behalf of Scovill (the "Confidentiality Agreement") with respect to, among other things, confidential treatment of information provided by the Company and its representatives to the Purchaser and its representatives shall remain in full force and effect and shall survive the execution and delivery of this Agreement and the termination of this Agreement for any reason whatsoever. Subject to the terms of the Confidentiality Agreement, from the date hereof to the Closing Date, the Company shall, and shall cause its officers, directors, employees and agents to, afford the directors, officers, employees, agents, representatives and advisors of the Purchaser complete access at all reasonable times to its officers, employees, agents, properties, books, records and contracts, and shall furnish the Purchaser all financial, operating, tax and other data and information relating to the Company and the Subsidiaries as the Purchaser may reasonably request; provided that after the execution of this Agreement, the Purchaser shall not be entitled to conduct soil or groundwater sampling and testing of the facilities and properties of the Company or any Subsidiary; provided further that no documents that have been provided to the Purchaser on or prior to October 13, 1997 shall serve as a basis for asserting at any time after October 31, 1997 that there has been a breach of any representation or warranty under Section 2.14.

        Section 5.4  Public Announcements.  The Company and the Purchaser
                     --------------------
shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

        Section 5.5  Hart-Scott-Rodino.    The Purchaser shall pay and be
                     -----------------
solely responsible for the applicable filing fee under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended and the regulations promulgated thereunder (the "HSR Act"), with respect to the transaction contemplated hereby. The Purchaser and the Company shall file, upon the execution of this Agreement, the notice required by the HSR Act and shall request early termination of the applicable waiting periods thereunder and shall use its reasonable best efforts to cause such waiting period to expire or be terminated on or before the date which is one month after the date hereof.

        Section 5.6  Existing Indebtedness.  The Stockholders shall cause the
                     ---------------------
Company to, and the Company shall use its reasonable best efforts to, concurrent with the Closing, (x) terminate all agreements or instruments governing the Indebtedness and (y) repay and satisfy and discharge all obligations thereunder. "Indebtedness" shall mean (i) all outstanding indebtedness, as of the Closing Date, under that certain Amended and Restated Credit Agreement among the Company, Scovill, PCI Group, Inc., Rau Fastener Company, L.L.C., Bank Indosuez, and the various Banks party thereto, dated as of January 24, 1996, as amended ("Credit Facility"), (ii) that certain Master Lease Agreement by and between General Electric Capital Corporation and Scovill dated November 7, 1996 ("GECC Agreement"), (iii) unless the Purchaser notifies the Company otherwise in writing by October 31, 1997, all outstanding indebtedness as of the Closing Date under that certain Credit Facility between Unifast-Scovill, S.A. and Credit General dated March 8, 1996 (as amended September 9, 1996 and June 9, 1997) ("Credit General Agreement"), (iv) unless the Purchaser notifies the Company otherwise in writing by October 31, 1997, all outstanding indebtedness as of the Closing Date under those certain credit facilities between Unifast-Scovill, S.A. and Invest Borinage-Centre and S.A. I.M.B.C. Objectif No. 1, each dated April 12, 1996, (v) unless the Purchaser notifies the Company otherwise in writing by October 31, 1997, all other indebtedness for borrowed money or evidenced by notes, bonds or other instruments of the Company or any Subsidiary (other than indebtedness incurred in the ordinary course of business to purchase office equipment and vehicles of the Company and its Subsidiaries secured by purchase money security interests as disclosed on Schedule 2.13), (vi) the fees and
                                         -------------
expenses of Goldman, Sachs & Co. payable by the Company or any Subsidiary in connection with the transactions contemplated hereby, and

(vii) the fees and expenses of the Company (including, without limitation, fees and expenses of its counsel and of KSCO II Acquisition Company, L.P. and KSCO Acquisition Company, L.P. (together, "KSCO")) in connection with the
                                      ----
transactions contemplated hereby.

        Section 5.7  Notification of Certain Matters.  The Company and the
                     -------------------------------
Stockholders shall give prompt written notice to the Purchaser of (i) the occurrence, or failure to occur, of any event or existence of any condition that has caused or could reasonably be expected to cause any representation or warranty of the Company or any Stockholder contained in this Agreement to be untrue or inaccurate in any material respect at any time after the date of this Agreement, up to and including the Closing Date, and (ii) any failure of the Company or any Stockholder to comply with or satisfy, in any respect, any material covenant, condition or agreement to be complied with or satisfied under this Agreement. Such notice shall not affect Section 6.2.1.

        Section 5.8  Parachute Payments.  The Company and the Stockholders
                     ------------------
shall take all action necessary in order that no payment or distribution made, or benefit provided (including, without limitation, the acceleration of any payment, distribution or benefit and the acceleration of exercisability of any stock option), by the Company or any Subsidiary to or for the benefit of any employee would constitute an "excess parachute payment" under (S) 280G of the Code.

        Section 5.9  Shareholders Agreement.  The Company and the Stockholders
                     ----------------------
agree that the Shareholders Agreement dated October 17, 1995 among the Company and its stockholders shall be terminated effective as of the Closing, with no obligation or payment to the Company or any Subsidiary.

        Section 5.10  Financial Statements. The Company shall cause its
                      --------------------
independent auditors to promptly deliver to the Purchaser the following financial statements of the Company and its Subsidiaries to be included in the offering memorandum relating to the offering of securities (the "144A Offering") to finance the purchase of the Common Stock and related transactions: (i) consolidated statements of operations for the three years ended December 31, 1996 and consolidated balance sheets at December 31, 1996 and 1995, all accompanied by a report of independent auditors (without qualification or exception as to scope), (ii) consolidated statements of operations for the nine months ended September 30, 1997 and 1996 and consolidated balance sheet at September 30, 1997, (iii) pro forma consolidated statements of operations for the year ended December 31, 1996 and the nine months ended September 30, 1997 and pro forma consolidated balance sheet at September 30, 1997 and (iv) to the extent they would be required under Regulation S-X ("Regulation S-X") under the Securities Act of 1933, as amended (the "Securities Act") in an offering of securities registered under the Securities Act, financial statements of each business acquired by the Company or any Subsidiary, accompanied by a report of independent auditors, each of the items under clauses (i) through (iv) which shall (x) be prepared in compliance with

U.S. generally accepted accounting principles consistently applied and (y) comply with Regulation S-X as it applies to offerings of securities registered under the Securities Act. The Company shall cause its independent auditors to deliver, at the time of the 144A Offering, a "comfort letter" to the initial purchasers in the 144A Offering in customary form for similar offerings, including customary language as to SAS 71 review of the financial statements referred to in clause (ii).


                              ARTICLE VI

                             CONDITIONS TO CLOSING

        Section 6.1  Conditions to Each Party's Obligation.  The respective
                     -------------------------------------
obligations of each party to effect the transactions contemplated hereby are subject to the satisfaction or waiver prior to the Closing Date of the following conditions:

        6.1.1  No Legal Prohibition.  No statute, rule, regulation or
               --------------------
order shall be enacted, promulgated, entered or enforced by any court or governmental authority which would prohibit consummation by such party of the transactions contemplated hereby.

        6.1.2  No Injunction.  Such party shall not be prohibited by any
               -------------
order, ruling, consent, decree, judgment or injunction of a court or regulatory agency of competent jurisdiction from consummating the transactions contemplated hereby.

        6.1.3  Hart-Scott-Rodino.  The applicable waiting
               -----------------
period under the HSR Act shall have expired or been terminated.

        Section 6.2  Conditions to Obligation of the Purchaser.  The
                     -----------------------------------------
obligation of the Purchaser to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver, prior to or at the Closing, of the following conditions:

        6.2.1  Representations and Covenants.  Except as expressly
               -----------------------------
contemplated by this Agreement, the representations and warranties of the Company and each Stockholder contained in this Agreement shall be true and correct on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date, except for such breaches of representations and warranties as, individually or in the aggregate, do not have a Material Adverse Effect. The Company and each Stockholder shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

        6.2.2  Approvals.  All governmental and third-party approvals,
               ---------
consents, permits or waivers set forth on Schedules 2.5 and 5.2 shall have been
                                          ---------------------
obtained in form and substance reasonably satisfactory to the Purchaser.

        6.2.3  Kohlberg Agreements.  All agreements of the Company or any
               -------------------
Subsidiary with KSCO or any of their Affiliates shall have been canceled, or shall be canceled effective as of the Closing, with no payment or cost of any nature to the Company, any Subsidiary or the Purchaser.

        6.2.4  Existing Indebtedness.  Concurrent with the Closing, all of the
               ---------------------
Indebtedness (other than any Purchaser Specified Indebtedness) shall have been terminated and all obligations with respect thereto satisfied, subject to the payment of the Purchase Price at the Closing Date as directed by the Stockholders in writing.

        6.2.5  Non-foreign Status.  Each of the Stockholders shall deliver to
               ------------------
the Purchaser an affidavit of non-foreign status in the form required by (S) 1445 of the Code and the Treasury regulations promulgated thereunder, signed under penalty of perjury.

        6.2.6  Opinion.  Hunton & Williams (as to the Company and Scovill),
               -------
Hogan & Hartson L.L.P. (as to Unifast-Scovill, S.A.) and Desjardins Ducharme Stein Monast (as to 158856 Canada, Inc., aka Scovill Canada Inc.) shall have delivered an opinion substantially in the form of Exhibit A.
                                                  ---------

        6.2.7  Officer's Certificate.  The Chief Executive Officer and the
               ---------------------
Chief Financial Officer of the Company shall have delivered a certificate substantially in the form of Exhibit B.
                             ---------

        6.2.8  Secretary's Certificate.  The Secretary of the Company and the
               -----------------------
Secretary of KSCO shall have delivered a certificate substantially in the form of Exhibit C.
   ---------

        Section 6.3  Conditions to Obligation of the Company.  The obligation
                     ---------------------------------------
of the Company to effect the transactions contemplated hereby shall be subject to the satisfaction or waiver, prior to or at the Closing, of the following conditions:

        6.3.1  Representations and Covenants.  Except as expressly contemplated
               -----------------------------
by this Agreement, the representations and warranties of the Purchaser contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Purchaser shall have performed and complied in all material respects with all covenants and agreements required by this Agreement to be performed or complied with by the Purchaser on or prior to the Closing Date.

        6.3.2  Approvals.  All governmental and third-party approvals,
               ---------
consents, permits or waivers set forth on Schedule 5.2 shall have been obtained
                                          ------------
in form and substance reasonably satisfactory to the Company.


                                  ARTICLE VII

                                  TERMINATION

        Section 7.1  Termination. This Agreement may be terminated at any time
                     -----------
  prior to the Closing:

                7.1.1 By mutual written consent of the Purchaser, the Company and KSCO.
                7.1.2  In writing by the Company and KSCO:

                (i) if the Closing Date shall not have occurred on or before November 26, 1997, or such later date on which the applicable waiting period under the HSR Act shall have expired or been terminated (provided such later date is on or before December 1, 1997), other than as a result of a material breach by the Company or the Stockholders of their representations, warranties or other obligations hereunder, provided, that if the Closing Date shall not have occurred due to a material breach by the Company or the Stockholders, Purchaser shall have provided written notice of such breach to the Company within 2 business days of such breach and shall, within 10 business days of such breach, either terminate this Agreement or consummate the transactions contemplated herein; or

                (ii) if, prior to the Closing Date, the Purchaser fails to perform in any material respect any of its obligations under this Agreement or the Purchaser has breached in any material respect any of its representations or warranties, and such failure or breach has not been cured within 15 days after receipt of written notice of such failure or breach from the Company.

                7.1.3  In writing by the Purchaser:

                (i) if the Closing Date shall not have occurred on or before November 26, 1997, or such later date on which the applicable waiting period under the HSR Act shall have expired or been terminated (provided such later date is on or before December 1, 1997), other than as a result of a material breach by the Purchaser of its representations, warranties or other obligations hereunder, provided, that if the Closing Date shall not have occurred due to a material breach by the Purchaser, Company or the Stockholders shall have provided written notice of such breach to the Purchaser within 2 business days of such breach and shall, within 10 business days of such breach, either terminate this Agreement or consummate the transactions contemplated herein; or

                (ii) if, prior to the Closing Date, the Company or any Stockholder fails to perform in any material respect any of their obligations under this Agreement or the Company or any Stockholder has breached in any material respect any of their representations or warranties, and such failure or breach has not been cured within 15 days after receipt of written notice of such failure or breach from the Purchaser.

        Section 7.2  Effect of Termination.  In the event of termination of
                     ---------------------
this Agreement by the Purchaser or the Company and KSCO as provided in Section
7.1 hereof, all obligations of the parties under this Agreement shall terminate without liability of any party to any other party, except (i) that the obligations set forth in Section 8.11 of this Agreement and in the Confidentiality Agreement shall survive any such termination and (ii) for liability for any intentional breach of this Agreement.


                                  ARTICLE VIII

                               GENERAL PROVISIONS

        Section 8.1  Rules of Construction.
                     ---------------------

                8.1.1  Material Adverse Effect.  For purposes of this Agreement,
                       -----------------------
a "Material Adverse Effect" shall mean a material adverse effect on the operations or financial condition of the Company and the Subsidiaries, taken as a whole, or on the Company's and the Stockholders' ability to consummate the transactions contemplated by this Agreement.

                8.1.2  Knowledge. Where a representation or warranty is stated
                       ---------
based on the knowledge of the Company, such phrase shall refer to the actual knowledge of William F. Andrews, Jr., David Barrett, Martin Moore, Michael S. Baxley, John H. Champagne, and Robert W. Feltz.

                8.1.3  Schedules.  Any matter disclosed on any of the schedules
                       ---------
attached hereto for any purpose of this Agreement shall be deemed to be disclosed on each of the schedules regardless of whether such disclosure is actually set forth.

                8.1.4  Headings. The headings contained in this Agreement are
                       --------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

                8.1.5  Severability.  If any provision of this Agreement, or the
                       ------------
application thereof to any person, place or circumstance, shall be held by a court of competent jurisdiction to be illegal, invalid, unenforceable or void, then such provision shall be enforced to the extent that it is not illegal, invalid, unenforceable or void, and the remainder of this Agreement, as well as such provision as applied to other persons, places or circumstances, shall remain in full force and effect.

                Section 8.2  Survival.  The representations and the warranties
                             --------
of the Company shall not survive the Closing. All other representations and warranties shall survive.

                Section 8.3  Notices. All notices, demands, or other
                             -------
communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and shall be deemed to have been duly given or delivered when (i) delivered personally, (ii) sent by telephone facsimile transmission or (iii) sent via a nationally recognized overnight courier to the recipient for next business day delivery. Such notices, demands and other communications will be sent to the address indicated below:

                (i)     If to the Company or any Stockholder:

                        c/o Scovill Fasteners Inc.
                        Highway 385 South/441 Business
                        Clarkesville, Georgia  30523
                        Attention:  Martin A. Moore
                        Fax: (706) 754-3158

                        with copies to:

                        Kohlberg & Company
                        111 Radio Circle
                        Mt. Kisco, NY 10549
                        Attention: Chris Lacovara
                        Fax: (914) 241-7476

                        and

                        Hunton & Williams
                        NationsBank Plaza - Suite 4100
                        600 Peachtree Street, NE
                        Atlanta, Georgia  30308-2216
                        Attention:  C. L. Wagner, Esq.
                        Fax: (404) 888-4190

                  (ii)  If to the Purchaser:

                        c/o Saratoga Partners III, L.P.
                        535 Madison Avenue
                        New York, New York  10022
                        Attention:  Kirk R. Ferguson
                        Fax:  (212) 750-3343


                        with a copy to:

                        Cahill Gordon & Reindel
                        80 Pine Street
                        New York, New York  10005
                        Attention:  Robert Usadi, Esq.
                        Fax:  (212) 269-5420

or to such other address as any party may specify by notice given to the other party in accordance with this Section 8.3. The date of giving any such notice shall be (i) the date of hand delivery, (ii) the date sent by telephone facsimile if a business day or the first business day thereafter or (iii) the business day after delivery to the overnight courier service.

        Section 8.4  Governing Law.  This Agreement shall be governed by and
                     -------------
construed in accordance with the domestic laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

        Section 8.5  Entire Agreement.  This Agreement (including attached
                     ----------------
exhibits and schedules) and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede any prior agreement or understanding, whether written and oral, among the parties or between any of them with respect to the subject matter of this Agreement. There are no representations, warranties, covenants, promises or undertakings, other than those expressly set forth or referred to herein.

        Section 8.6  Amendment; Waiver.  This Agreement may be amended,
                     -----------------
modified or waived only by a written agreement signed by the Purchaser, the Company and KSCO. With regard to any power, remedy or right provided in this Agreement or otherwise available to any party, (iii) no waiver or extension of time shall be effective unless expressly contained in a writing signed by the waiving party, (iv) no alteration, modification or impairment shall be implied by reason of any previous waiver, extension of time, delay or omission in exercise or other indulgence, and (v) waiver by any party of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

        Section 8.7  Assignability.  Neither the rights nor the obligations of
                     -------------
any party to this Agreement may be transferred or assigned. Any purported assignment of this Agreement or any of the rights and obligations hereunder shall be null, void and of no effect.

        Section 8.8  Binding Effect.  This Agreement shall be binding upon and
                     --------------
shall inure to the benefit of the parties and their respective successors and, if applicable, permitted assigns.

        Section 8.9  Third-Party Beneficiaries.  Each party intends that this
                     -------------------------
Agreement shall not benefit or create any right or cause of action in any person other than the parties hereto.

        Section 8.10  Counterparts.  This Agreement may be executed in one or
                      ------------
more counterparts, each of which shall constitute an original but when taken together shall constitute but one instrument.

        Section 8.11  Expenses.  Each party to this Agreement shall bear all
                      --------
of its own expenses in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including without limitation all fees and expenses of its agents, representatives, counsel and accountants.

        Section 8.12  Certain Taxes.  All transfer, documentary, sales, use,
                      -------------
stamp, registration and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement (including any New York City Transfer Tax and any similar tax imposed in other states, subdivisions or under foreign law) shall be paid by the Stockholders when due, and Stockholders will, at their own expense, file all necessary Tax Returns and other documentation with respect to such transfer, documentary, sales, use, stamp, registration and other Taxes and fees, and if required by applicable law, Purchaser will, and will cause its affiliates to, join in the execution of any such Tax Returns and other documentation.

        Section 8.13  Judicial Proceedings.  ANY JUDICIAL PROCEEDING INVOLVING
                      --------------------
ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (EACH, A "DISPUTE") SHALL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK, THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, AND EACH OF THE PARTIES HERETO

(I) UNCONDITIONALLY ACCEPTS THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND ANY RELATED APPELLATE COURT AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY AND (II) IRREVOCABLY WAIVES ANY OBJECTION SUCH PARTY MAY NOW HAVE OR HEREAFTER HAS AS TO THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN
SECTION 8.3 HEREOF. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH THEY ARE PARTIES INVOLVING A DISPUTE.

                                    * * * *

                    [Signatures commence on following page]

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first written above.



                              KSCO ACQUISITION CORPORATION

                              By:  _______________________________________
                                   Name: _________________________
                                   Title: ________________________


                              SLF CORPORATION

                              By:  ______________________________________
                                   Name: _________________________
                                   Title: ________________________


                              KSCO ACQUISITION COMPANY, L.P.

                              By:  _______________________________________
                                   Name: _________________________
                                   Title: ________________________


                              KSCO II ACQUISITION COMPANY, L.P.

                              By:  _______________________________________
                                   Name: _________________________
                                   Title: ________________________



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                    ________________________________________
                                    William F. Andrews


                                    _________________________________________
                                    David J. Barrett


                                    _________________________________________
                                    Robert W. Feltz


                                    _________________________________________
                                    Martin A. Moore


                                    _________________________________________
                                    Michael S. Baxley


                                    _________________________________________
                                    John H. Champagne

                                  SCHEDULES TO
                            STOCK PURCHASE AGREEMENT


     Note: The disclosures contained herein shall not be deemed to establish materiality standards as may be provided in the Stock Purchase Agreement.

                                   SCHEDULE A
                                   ----------


                         STOCKHOLDERS AND OPTIONHOLDERS


                                     SHARES OF  NUMBER
                                      COMMON      OF
 NAME OF STOCKHOLDER/OPTIONHOLDER      STOCK    OPTIONS
-----------------------------------  ---------  -------

KSCO Acquisition Company, L.P.       7,800,000

KSCO II Acquisition Company, L.P.    1,010,102

William F. Andrews                      40,000  161,500

David J. Barrett                        10,000  242,325

Michael S. Baxley                               161,500

John H. Champagne                                80,775

Robert W. Feltz                         10,000  161,500

Martin A. Moore                         10,000  161,500

                                  SCHEDULE 2.1

                              LIST OF SUBSIDIARIES
                              --------------------


         SUBSIDIARY                                       PARENT
         ----------                                       ------

Scovill Fasteners Inc.                          KSCO Acquisition Corporation

PCI Group, Inc.                                 Scovill Fasteners Inc.

Rau Fastener Company, L.L.C.                    Scovill Fasteners Inc.

Scomex, Inc.                                    Scovill Fasteners Inc.

Scovill Puerto Rico, Inc.                       Scovill Fasteners Inc.

Unifast-Scovill S.A.                            Scovill Fasteners Inc.

158856 Canada Inc./1/                           Rau Fastener Company, L.L.C.

Daude S.A.                                      Unifast-Scovill S.A.

Scovill Fasteners, S.A. de C.V.                 Scomex, Inc.

Scovill Fasteners Mexico, S.A. de C.V./2/       Scovill Fasteners Inc.

/1/ Currently in process of changing legal name of this subsidiary to Scovill
    Canada Inc. Effective January 3, 1997, Rau Fastener (Canada) Inc. and 2859-1980 Quebec Inc. (f/k/a Scovill Canada Inc.) were liquidated into 158856 Canada Inc. Rau Fastener (Canada) Inc. was legally dissolved, effective September 23, 1997. 2859-1980 Quebec Inc. currently has no assets or liabilities and is in the process of being legally dissolved.

/2/ This is a subsidiary of Scovill Fasteners Inc. which currently has no assets or liabilities and is in the process of being legally dissolved.

                                  SCHEDULE 2.4

                   Outstanding Capital Stock of Subsidiaries
                   -----------------------------------------

  Scovill Fasteners Inc.     Authorized:        1,000 Shares of common stock, $.01 par value.
                                                20,000 Shares of preferred stock, $.01 par value.
                             Issued:            100 Shares of common stock

PCI Group, Inc.              Authorized         20,000 Shares of common stock, $.01 par value.
                             Issued:            6,000 Shares

Rau Fastener
Company, L.L.C.              The membership interests in Rau Fastener Company,
                             L.L.C. are held solely by Scovill Fasteners Inc.

Scomex, Inc.                 Authorized:        10,000 Shares of common stock, $.01 par value.
                             Issued:            1 Share

Scovill Puerto Rico, Inc.    Authorized:        20,000 Shares of common stock, no par value.
                             Issued:            5,068 Shares

Unifast-Scovill S.A.         Authorized:        100,108 Shares of common stock BEF 1,000 par value
                             Issued:            50,108 Shares/1/

158856 Canada Inc.           Authorized:        An unlimited number of seven (7) classes of stock

                             Issued:            Class B - 2,611,736 Shares issued to Rau Fastener Company, L.L.C.

                                                Class B - 10 Shares, issued to Scovill Fasteners Inc.

                                                Class C - 2,000 Shares, issued to Rau Fastener Company, L.L.C.

                                                Class D - 303,922 Shares, issued to Rau Fastener Company, L.L.C.

                                                Class E - 11,754 Shares, issued to Rau Fastener Company, L.L.C.

---------------
/1/ 10 Shares held by Frank Wright, Managing Director and President of the Board of Directors of Unifast-Scovill S.A.

Daude S.A.                   Authorized:        2,500 Shares of common stock, 100 FF par value
                             Issued:            2,500 Shares

Scovill Fasteners,           Authorized:        100,000 Shares of common stock, one peso par value
S.A. de C.V.                 Issued:            100,000 Shares/1/

---------------
/1/ One share held by David Barrett, President of Scovill Fasteners, S.A. de
    C.V.

                                  SCHEDULE 2.5

                         Company Consents and Approvals
                         ------------------------------


1. Expiration or early Termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

2. Consent of Banque Indosuez and the other Banks as required under that certain Amended and Restated Credit Agreement among the Company, Scovill Fasteners Inc., PCI Group, Inc., Rau Fastener Company, L.L.C. and the Banks party thereto, dated as of January 24, 1996, as amended ("Credit Facility").

3. Consent of General Electric Capital Corporation ("GECC") as required under that certain Master Lease Agreement dated November 7, 1996 between GECC and Scovill Fasteners Inc. to the extent that the Working Capital Facility under the Credit Facility is terminated and not replaced.

4. Approval by the holders of majority of the Common Stock of the Company is required under that certain Shareholders Agreement by and among the Company, KSCO Acquisition Company, L.P. and the stockholders of the Company, dated October 17, 1995, as amended.

5. Receipt of informal "no objection" letter from Belgian Ministry of Economic Affairs in connection with the Belgian Law of August 5, 1991 on the protection of economic competition.

6. A notice filing is required in Puerto Rico to effect an indirect change in control of Scovill Puerto Rico, Inc. to the extent that the tax-exemption certificate held by Scovill Puerto Rico, Inc. is not surrendered.

7.   Leases:

     a. Consent is required under that certain Standard Industrial Lease by and between The Equitable Life Assurance Society of the United States and Scovill Fasteners Inc. dated February 5, 1997 (Nashville Warehouse).

     b. Landlord consent required pursuant to Section 21 of that certain Lease Agreement between Carr-America Realty Corporation, as successor to Century Lake, L.P., as landlord, and Scovill Fasteners Inc., as Tenant, dated December 7, 1994 (Duluth, Georgia).

     c. Landlord consent required pursuant to Article XIII of that certain Lease between 1913 Realty Associates, as landlord, and Scovill Fasteners Inc., as tenant, dated July 11, 1990 (Clifton, NJ).

8.  Other Material Agreements:

     a. An Assignment and Assumption Agreement with Saltire Industrial Corporation ("Saltire") and First City Diversified Inc. ("First City Diversified") is required to assign the obligations of Saltire and First City Diversified under that certain Stock Purchase Agreement among the Company, Saltire and First City Diversified dated September 25, 1995, to the extent that such obligations are to be assigned to Purchaser.

9. ERISA/Employee Benefit Plans - the transactions contemplated by this Agreement may give rise to one or more reportable events, requiring notice to the Pension Benefit Guaranty Corporation.

See also Schedule 2.14.
         -------------

                                  SCHEDULE 2.6

                                   Litigation
                                   ----------

1.   See attached with regard to Ideal Fastener litigation.

2. Workers Compensation: Fashion Development Center Inc. employee Hermilia Enriquez allegedly injured by Company equipment. Claim made February 27, 1997 by ITT Hartford as insurer of Fashion Development Center. Status:
     Investigation is ongoing by Scovill Fasteners Inc.'s insurance adjuster concerning the Company's exposure.

3. Personal Injury: Claim filed against Scovill Fasteners Inc. and its employee in suit styled Pamela G. Clinard and David L. Clinard vs. The
                             ----------------------------------------------
     Metropolitan Government of Nashville Davidson County and Lois Townes and
     ------------------------------------------------------------------------
     Melvin Tucker Jr. Complaint No. 97C126 in Circuit Court of Davidson County,
     --------------------------------------
     Tennessee.

     Scovill is insured and is represented by insurer's counsel in this matter. Scovill has filed a complaint in connection with same matter, which has been consolidated with the original personal injury action. Discovery is ongoing.

4. Personal Injury: Claim filed against Scovill Fasteners Inc.'s employee in action styled Steven W. Rausch vs. Christopher T. Gleeson, National Car
                   ---------------------------------------------------------
     Rental, in Superior Court of Gwinnett County, GA.  Answer has been filed by
     ------
     counsel selected by Scovill's insurer.

See also Schedule 2.14.
         -------------

                              M E M O R A N D U M

TO:     File                                     DATE:    September 3, 1997

FROM:   Rance L. Craft                           FILE:    50558.000013

     SCOVILL FASTENERS INC. V. IDEAL FASTENER CORP. -- LITIGATION SUMMARY
     --------------------------------------------------------------------

     In February 1996, Scovill Fasteners Inc. ("Scovill"), sold its Zipper Division to Ideal Fastener Corp. ("Ideal"), a Delaware corporation with its principal place of business in Oxford, North Carolina. The contract by which the parties consummated this sale is styled the "Asset Acquisition Agreement". Under the terms of the Agreement, Ideal purchased Scovill's entire zipper operation, including plant equipment, field equipment (equipment owned by Scovill but leased to its customers and located at the customers' places of business), inventory (including raw materials, work-in-process, and finished goods), contracts, permits and licenses, goodwill, and other tangible and intangible assets. Ideal paid for the Division by making a $200,000 cash payment and executing a Note and Security Agreement in Scovill's favor in the amount of $1,674,512. Per the Agreement, the parties adjusted the amount of the
Note in April 1996 to account for changes and conversion of inventory during the transition period. The adjusted amount of the Note was approximately $1,450,000. The interest rate on the Note is 4%. Hunton and Williams partner
J. Stephen Hufford and associate Kelly A. Carlos served as counsel for Scovill for the initial deal, but were not involved with the subsequent adjustment.

     The installment payments due under the Note are tied to specific assets transferred under the Asset Acquisition Agreement. For example, there is a series of monthly installments expressly marked as payment for the field equipment; there are also two series of quarterly installments expressly marked as payment for different types of inventory. These various series of payments have run concurrently from the date of the Agreement. The final payment is due in February 1999.

     Since April 1996, Ideal has failed to make several payments when due, or has made only partial payments, based on Ideal's assertions that it did not receive certain items or quantities of the equipment and inventory that it purchased under the Asset Acquisition Agreement. On April 2, 1997, Hunton and Williams partner Lawrence J. Bracken II sent a letter to Ideal demanding payment of all past due amounts and informing Ideal of Scovill's intent to accelerate the Note payments and to initiate litigation if Ideal did not cure the default. At that time, the total default was $299,633.00. Ideal refused to make the requested payment.

     On April 21, 1997, Scovill filed a Complaint against Ideal in the Superior Court of Habersham County, Georgia. In the Complaint, Scovill stated one cause of action for breach of the Note and prayed for damages in the amount of at least $776,044.00, which is the accelerated amount due under the Note. Ideal served its Answer and Counterclaim on June 16, 1997. In its Counterclaim, Ideal alleged that Scovill breached the Asset Acquisition Agreement by failing to deliver all of the assets purchased and prayed for a set-off of the amount due under the Note in the amount of at least $445,000.00. At this time, the parties are engaged in discovery. The discovery period must end no later than December 16, 1997.

                                  SCHEDULE 2.7

                              Compliance with Laws
                              --------------------

See Schedule 2.14.
    -------------

                                  SCHEDULE 2.8

                                  Tax Matters
                                  -----------

2.8(b)
------

The following tax returns which were filed after the due date;

 .  Rau Fastener (Canada) Inc. for the tax year ended January 23, 1996.

 .  158856 Canada Inc. for the tax year ended January 23, 1996.

 .  Rau Fastener Company, LLC for the year ended January 27, 1996.


PCI Group, Inc. has been notified by the Internal Revenue Service of an impending federal income tax return review with respect to its tax year ended September 30, 1994. Scovill is not aware of any material misstatements or liability exposure items and does not expect any material additional tax liability as a result of this audit.

The Stockholders are obligated pursuant to Section 5.6 of the Agreement to cause the Company to discharge certain indebtedness, and some of the Purchase Price may, by way of an actual or deemed contribution to the capital of the Company, be used to discharge that indebtedness. The following amounts were contributed to the capital of the Company subsequent to October 5, 1995:

   Date on        Stock
stock cert.    certificate#   Shares               Shareholder               Amount
-------------  ------------  ---------  ---------------------------------  -----------
  10/17/95                2  7,200,000  KSCO Acquisition Company, L.P.     $18,000,000
  10/17/95              3-6     70,000  Various management members             175,000
  02/23/96                8    800,000  KSCO II Acquisition Company, L.P.    2,000,000
  02/23/96                9    200,000  KSCO II Acquisition Company, L.P.      500,000
  02/23/96               10    600,000  KSCO Acquisition Company, L.P.       1,500,000
  02/23/96               11     10,102  KSCO II Acquisition Company, L.P.       25,255
                                                                           -----------
                                                                           $22,200,255
                                                                           ===========


Pursuant to Section 10.1 of the 1995 Stock Purchase Agreement by and among Scovill Fasteners Inc. (the "Buyer"), John W. Rachwalski and John A. Cosentino, Jr. (the "Sellers"), dated December 20, 1995 (the "PCI Agreement"), for all of the outstanding stock of PCI Group, Inc.

("PCI"), the Sellers agreed to indemnify the Buyer for all Tax Claims (as defined in the PCI Agreement) arising out of any breach of any representation or warranty of the PCI Agreement, subject to certain limits described in Section
10.4 of the PCI Agreement. The Seller initially funded an Escrow Account (as defined in the PCI Agreement) in the amount of $500,000 to cover indemnification claims, including Tax Claims, under the PCI Agreement. However, pursuant to a Settlement Agreement & Release among Buyer and Sellers, dated July 17, 1997 (the "Settlement Agreement"), Buyer and Sellers agreed to distribute all of the funds in the Escrow Account in accordance with the terms of such Settlement Agreement. The indemnification period provided in Section 10.4 of the PCI Agreement for Tax Claims expires on January 24, 1999.

2.8(j)
------

Scovill joined in the filing of a consolidated federal income tax return with Alper Holdings, Inc. prior to the 1995 acquisition by KSCO.

                                  SCHEDULE 2.9

                                 Benefit Plans
                                 -------------

2.9(a)
------

1.   Scovill Fasteners Inc. Management Incentive Plan.

2.   Incentive Plan for Service Technicians and Service Managers.

3.   Incentive Plan for Salesmen.

4.   Incentive Plan for Division, Regional and District Managers.

5.   Scovill Fasteners Inc. Savings and Retirement Plan for Salaried Employees.

6.   Scovill Fasteners Inc. Retirement Plan for Salaried Employees (frozen).

7.   Scovill Fasteners Inc. Hourly Employees Life Insurance.

8.   Scovill Fasteners Inc. Salaried Employees Life/Long Term Disability Plan.

9.   Scovill Fasteners Inc. Vision Care Plan.

10.  Scovill Fasteners Inc. Medical Insurance Plan.

11.  Scovill Fasteners Inc. Dental Insurance Plan.

12.  Scovill Fasteners Inc. Short Term Disability Plan.

13. Scovill Fasteners Inc. Severance Plan for Bi-Weekly Non-Exempt and Monthly Exempt Salaried Employees.

14. Other miscellaneous policies as set forth in the Scovill Fasteners Inc. Employee Handbook - Hourly.

15. Other miscellaneous policies as set forth in the Scovill Fasteners Inc. Employee Handbook - Salaried.

16.  Scovill Fasteners Inc. Substance Abuse Policy.

17. Informal arrangements with respect to the payment of compensation to certain employees and former employees after their termination of employment.

18.  Scovill Fasteners Inc. Consulting Agreements with:

     a.  Joe Moyer dated 4/1/97.
     b.  William Hagenbach dated 7/29/97.
     c.  Louis Handwerger dated 2/9/96.
     d.  Serge Bonte dated 2/12/96.

19.  Scovill Fasteners Inc. Relocation Policy and Procedure - New Employee.

20. Scovill Fasteners Inc. Relocation Policy and Procedure - Transferring Employee.

21.  Life Insurance program for Mr. Louis Handwerger.

22.  Scovill Fasteners Inc. Business Travel Accident Plan.

23.  Scovill Voluntary Accidental Death & Dismemberment Plan.

24. Certain retiree benefits provided for former hourly employees of the Watertown, Connecticut Plant under plans administered by Monumental Insurance and UNUM Life and former PCI employees under plans administered by Pilgrim Healthcare and Fort Dearborn Life Insurance Company.

25.  Mandated healthcare coverage maintained by Canadian and Belgian government.

26.  Scovill Fasteners Inc. Non-Qualified Supplemental Retirement Plan.

27. Use of Company vehicle provided to key managers and salesman and technical sales reps.

28. Unifast-Scovill S.A. has benefit plans unique to that operation, including but not limited to employee benefits, pension plans and life insurance.

29. Informal arrangements with two former employees who are receiving Long Term Disability Compensation.

30.  KSCO Acquisition Corporation Stock Option Plan.

31. Secondment Agreement between Scovill Fasteners Inc. and Unifast-Scovill S.A. and Mr Frank Wright (not dated).

2.9(b)
------

1. Scovill Fasteners Inc. Retirement Plan for Salaried Employees (frozen) is subject to the minimum funding requirements of Section 412 of the Code and
     Section 302 of ERISA and is otherwise subject to Title IV of ERISA.

2. Scovill Fasteners Inc. Savings and Retirement Plan for Salaried Employees for the period 2/95-7/97 was not administered according to its terms for enrollment (plan calls for 90-day waiting period - administered first of month following 90-day waiting period). The Plan was amended 8/1/97 to conform to how it was being administered.

3.   No assurances are provided regarding the arrangements referred to in
     Schedule 2.9(a) as "Informal arrangements with respect to the payment of
     ---------------
     compensation to certain employees and former employees after their termination of employment" with respect to any of the representations and warranties set forth in Schedule 2.9(b).
                             ---------------

4.   No assurances are provided regarding the arrangements referred to in

     Schedule 2.9(a) as "Informal arrangements with two former employees who are
     ---------------
     receiving Long Term Disability Compensation" with respect to any of the representations and warranties set forth in Schedule 2.9(b).
                                                 ---------------

2.9(c)
------

1. Certain retiree benefits provided for former hourly employees of the Watertown, Connecticut Plant under plans administered by Monumental Insurance and UNUM Life and former PCI employees under plans administered by Pilgrim Healthcare and Fort Dearborn Life Insurance Company.

2. No assurances are provided regarding the ability to amend or terminate any retiree benefits.

3.   No assurances are provided regarding the arrangements referred to in
     Schedule 2.9(a) as "Informal arrangements with respect to the payment of
     ---------------
     compensation to certain employees and former employees after their termination of employment" with respect to the representations and warranties set forth in Schedule 2.9(c).
                             ---------------

4.   No assurances are provided regarding the arrangements referred to in
     Schedule 2.9(a) as "Informal arrangements with two former employees who are
     ---------------
     receiving Long Term Disability Compensation" with respect to any of the representations and warranties set forth in Schedule 2.9(c).
                                                 ---------------

2.9(d)
------

1. Certain options granted under the KSCO Acquisition Corporation Stock Option Plan will vest as a result of the transactions contemplated by this Agreement.

2. No assurances are provided regarding any benefits that may become payable as a result of the transactions contemplated by this Agreement from other than the Company or any of its Subsidiaries.

2.9(e)
------

1. Mandated healthcare coverage maintained by the Canadian and Belgian governments.

2. Unifast-Scovill S.A. has benefit plans unique to that operation, including but not limited to employee benefits, pension plans and life insurance. See also Schedule 2.12(i).
              ----------------

See also Schedule 2.9(a) items 18d and 33.
         ---------------

                                 SCHEDULE 2.10

                            Scovill Fasteners Inc.
                             Intellectual Property
                             ---------------------



2.10(a) - U.S. Patents

   Patent No.             Issued          Expires                   Title & Inventor                         Case No.
   ----------             ------          -------                   ----------------                         --------
    D-301,567             06/13/89       06/13/2003      Snap Fastener Element                             74-C
                                                         James E. Burke
                                                         (Design patent)

    4,131,223             12/26/78         12/05/97      Apparatus for Gapping a Slide Fastener            55-C-S
                                                         William D. Aureli

    4,135,287             01/23/79         01/16/98      Methods of Attaching Snap Fasteners               N/A
                                                         Herbert M. Silverbush                             Assigned to Rau
                                                                                                           Fastener, a
                                                                                                           division of U.S.
                                                                                                           Industries, Inc.
                                                                                                           No assignment to
                                                                                                           Scovill Fasteners
                                                                                                           Inc. through
                                                                                                           acquisition of
                                                                                                           Rau Fastener
                                                                                                           Company, L.L.C.
                                                                                                           yet made of record

    4,169,421             10/02/79         07/03/98      Apparatus for Affixing Slide Fastener Elements    52-C-S-C
                                                         to Fabric
                                                         Jonathan A. Foults

    4,206,669             06/10/80         11/15/98      Apparatus for Gapping Zipper Chain                58-C-S
                                                         Harry & Stuart Fisher

    4,297,954             11/03/81        05/9/2000      Apparatus for Attaching Slide Fastener            61-C-S-C
                                                         Elements to Fabric
                                                         Henry J. Gauthier

    4,309,806             01/12/82       01/21/2000      Apparatus and Method for Applying a Snap          N/A
                                                         Fastener to a Sheet Material                      Assigned to U.S.
                                                         Augustine Cilione                                 Industries, Inc.
                                                                                                           No assignment to
                                                                                                           Scovill Fasteners
                                                                                                           Inc. through
                                                                                                           acquisition of
                                                                                                           Rau Fastener
                                                                                                           Company, L.L.C.
                                                                                                           yet made of record

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

   Patent No.              Issued         Expires                   Title & Inventor                         Case No.
   ----------              ------         -------                   ----------------                         --------
    4,454,650             06/19/84       08/23/2002      Upper Jaw and Tool Assembly for Fastener         N/A
                                                         Attaching Machine                                Assigned to U.S.
                                                         Bernard R. Silver                                Industries, Inc.
                                                                                                          No assignment to
                                                                                                          Scovill Fasteners
                                                                                                          Inc. through
                                                                                                          acquisition of
                                                                                                          Rau Fastener
                                                                                                          Company, L.L.C.
                                                                                                          yet made of record

    4,793,029             12/27/88       02/19/2008      Tiltable Button Having Anti-Rotation Means       78-C
                                                         James E. Burke

    4,796,339             01/10/89       02/17/2008      One-Way Snap Fastener                            77-C
                                                         James E. Burke

    4,852,251             08/01/89       06/07/2008      Gripping Eyelet Die Tool Assembly                93-C
                                                         Donald A. Boucher

    4,903,881             02/27/90       11/09/2008      Portable Fastener Setting Press                  N/A
                                                         Howard N. Wieland, Jr.

    4,978,048             12/18/90       09/18/2009      Fastener Setting Machine Having Double-Acting    80-C
                                                         Drive Means
                                                         Ricky Wayne Purcell

    5,069,952             12/03/91       04/22/2011      Zipper Tape                                      83-C
                                                         Terri P. Gruenenfelder

    5,100,019             03/31/92       02/25/2011      Feed Assembly for Serially Delivering Selected   82-C-REV
                                                         Numbers of Fastener Parts from Alternate
                                                         Sources to an Attaching Machine
                                                         Barry A. Lord & Parviz Khosravi

    5,234,147             08/10/93       08/17/2012      Setting Machine Having Moveable Upper Receiver   84-C
                                                         Howard Greenwalt

    5,261,515             11/16/93     to expire         Safety Disconnect for the Pedal Operator Rod     85-C
                                       11/16/97          of an Attaching Machine
                                                         John J. Butkus & Paul R. Bird

    5,329,683             07/19/94       06/29/2013      Fastener Setting Apparatus Having Reinforcing    87-C
                                                         Tape Feeder
                                                         John J. Butkus & Paul R. Bird

    5,349,890             09/27/94       09/27/2013      Apparatus for Severing Off Pieces from an        86-C-C
                                                         Endless Web
                                                         John J. Butkus & Paul R. Bird

    5,463,807             11/07/95       09/08/2014      Attaching Machine for Attaching Fasteners        89-C
                                                         Anton Hochhausl

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

   Patent No.              Issued         Expires                   Title & Inventor                         Case No.
   ----------              ------         -------                   ----------------                         --------
    5,577,395             11/26/96       05/04/2015      Clip for an Identification Bracelet              90-C
                                                         Dennis C. Kuykendall
    5,636,427             06/10/97       10/06/2015      Hand-Held Snap Fastener Closer                   91-C
                                                         Michael A. Lyle



2.10(b) - PENDING U.S. PATENT APPLICATIONS

There are no U.S. patent applications pending at this time.



2.10(c) - FOREIGN PATENTS

   Patent No.              Issued         Expires                   Title & Inventor                         Case No.
   ----------              ------         -------                   ----------------                         --------
   Design No.             11/16/80       11/16/2005      Pants Fastener Element                           N/A
    803,424                                              Edward K. Heil                                   Assigned to U.S.
    France                                                                                                Industries, Inc.
                                                                                                          No assignment to
                                                                                                          Scovill Fasteners
                                                                                                          Inc. through
                                                                                                          acquisition of
                                                                                                          Rau Fastener
                                                                                                          Company, L.L.C.
                                                                                                          yet made of record

    2,099,064             01/31/95       06/23/2013      Setting Machine Having Moveable Upper Receiver   84-C
     Canada                                              Howard Greenwalt

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

2.10(d) - PENDING FOREIGN PATENT APPLICATIONS

Application No.         Filing Date       State                  Title & Inventor                          Case No.
---------------         -----------       -----                  ----------------                          --------
    Ser. No.              11/09/89     Publicly         Portable Fastener Setting Press                  94-C
    1-292122                           disclosed        Howard N. Wieland, Jr.
     Japan                             07/23/90,
                                       02-187297
                                       Request for
                                       examination
                                       11/09/96

    Ser. No.              10/23/89     Publicly         Portable Fastener Setting Press                  94-C
    89-15183                           disclosed        Howard N. Wieland, Jr.
      Korea                            06/01/90,
                                       90-7556
                                       Request for
                                       examination
                                       10/23/94

 PCT/US95/108             08/25/95     Entered          Attaching Machine for Attaching Fasteners        89-C
      12                               national phase   Anton Hochhausl
     PCT                               in UK 03/06/97
                                       and Germany
                                       03/07/97




2.10(e) - U.S. TRADEMARK REGISTRATIONS

       Trademark                Registration No.      Registration Date       Expiration Date          Class(es)
       ---------                ----------------      -----------------       ---------------          ---------
COLOR-SNAP                          1,240,463              05/31/83              05/31/2003        I-26; US-40

COMMON SENSE                        1,773,067              05/25/93              05/25/2003        I-26; US-40

Design of Encircled Dot               694,121              03/08/60              03/08/2000        I-6, 17, 20; US-13

Design of Encircled Dot               694,167              03/08/60              03/08/2000        I-9; US-21

Design of Round Dot                   121,544              05/07/18                05/07/98        I-26; US-40

DOT                                   127,721              12/02/19                12/02/99        I-26; US-40

DOT                                   276,809              10/28/30              10/28/2000        I-26; US-13

DOT                                   434,811              12/09/47              12/09/2007        I-9; US-21

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

       Trademark                Registration No.      Registration Date       Expiration Date          Class(es)
       ---------                ----------------      -----------------       ---------------          ---------
DOT                                   507,337              03/08/49              03/08/2009        I-26; US-40

DOT                                   515,518              09/27/49              09/27/2009        I-26; US-13

DOT and Design                        699,061              06/07/60              06/07/2000        I-26; US-40

DOT and Design                        701,200              07/19/60              07/19/2000        I-6, 17, 20; US-13

DOT SNAPPERS                          516,339              10/18/49              10/18/2009        I-26; US-40

FASHION FASTENERS                   1,466,428              11/24/87              11/24/2007        I-26; US-40

GINGER SNAPS                        1,025,305              11/18/75              11/18/2005        I-26; US-40

GRIPPER/1/                            347,023              06/15/37              06/15/2007        I-26; US-40

GRIPPER/1/                            379,520              07/16/40              07/16/2000        I-26; US-40

GRIPPER/1/                            526,570              06/20/50              06/20/2000        I-26; US-13

GRIPPER                             1,727,802              10/27/92              10/27/2002        I-26; US-13, 40

INVINCIBLE/2/                         256,432              05/14/29              05/14/2009        I-26; US-26

KLIKIT (Stylized)/3/                  504,297              11/30/48              11/30/2008        I-26; US-40

KLIKON (Stylized)/3/                  679,340              05/26/59                05/26/99        I-26; US-40

LIFT THE DOT (Block                   729,340              04/03/62              04/03/2002        I-6; US-13
 Letters)

MIGHTY SNAPS                        1,050,745              10/19/76              10/19/2006        I-26; US-40

MIRAGE                              1,111,199              01/16/79                01/16/99        I-6; US-13

NYLAIRE                               739,634              10/23/62              10/23/2002        I-26; US-13

PC1 and Design/2/                     809,780              06/14/66              06/14/2006        I-3, 6, 8, 21; US-13

POWR SNAPPER (Stylized)             2,069,379              06/10/97              06/10/2007        I-7; US-13, 19, 21, 23, 31,
                                                                                                   34, 35

PULL THE DOT (Block                   729,341              04/03/62              04/30/2002        I-6; US-13
 Letters)

-------------------------------------
/1/ Exclusive License granted in June 1990 to Dowbrands Inc. in the field of plastic bags having zip-type lock.

/2/ No assignment to Scovill Fasteners Inc. through acquisition of PCI Group,
    Inc., yet made of record.

/3/ No assignment to Scovill Fasteners Inc. through acquisition of Rau Fastener
    Company, L.L.C., yet made of record.

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

       Trademark                Registration No.      Registration Date       Expiration Date          Class(es)
       ---------                ----------------      -----------------       ---------------          ---------
RAM                                 1,518,088              12/27/88              12/27/2008        I-26; US-13

RAU-KLIKIT and Design/1/              381,615              10/01/40              10/01/2000        I-26; US-40

ROLET/2/                              387,522              05/20/41              05/20/2001        I-26; US-13

SAFELOK                             1,135,500              05/20/80              05/20/2000        I-6; US-13

SCOVILL                               865,194              02/25/69              02/25/2009        I-6, 12; US-13

SCOVILL                             1,142,231              12/09/80              12/09/2000        I-7, 9, 11, 14, 20; US-21, 23,
                                                                                                   26, 27, 32, 34

SCOVILL                             1,779,022              06/29/93              06/29/2003        I-26; US-40

SPEEDY RIVETS (Block                  594,756              09/07/54              09/07/2004        I-6; US-13
 Letters)

SPORTSNAPS                          1,145,502              01/06/81              01/06/2001        I-26; US-40

TAG LOCK                            1,426,606              01/27/87              01/27/2007        I-20; US-13, 50

WHIPPER SNAP                        1,561,119              10/17/89              10/17/2009        I-26; US-40



2.10(f) - PENDING U.S. TRADEMARK APPLICATIONS

       Trademark                Application No.          Filing Date               Class(es)
       ---------                ---------------          -----------               ---------
ECHOTECH and Design                75/036,838              12/21/95        I-26; US-37, 39, 40, 42, 50




-----------------------------------
/1/ No assignment to Scovill Fasteners Inc. through acquisition of Rau Fastener Company, L.L.C., yet made of record.

/2/ No assignment to Scovill Fasteners Inc. through acquisition of PCI Group, Inc., yet made of record.

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

2.10(g) - FOREIGN TRADEMARK REGISTRATIONS

      Country         Trademark         Registration No.      Registration Date       Expiration Date            Class(es)
      -------         ---------         ----------------      -----------------       ---------------            ---------
Algeria              GRIPPERS                 28,465               11/20/77              11/08/97/1/         I-26

Argentina            DOT                    1.182.895/1            11/07/45              11/07/95/1/         I-16

                     DOT                    1.166.843/2            05/02/55              03/01/95/1/         I-6

Australia/2/         GRIPPER                  A71751               01/18/38               01/18/2008         I-26

                     PERMEX                  A562,583              08/27/91                08/27/98          I-26

                     RAU-KLIKIT/3/             87473                                      06/13/2002

                     SCOVILL                  B198347              11/02/65               11/02/2000         I-26

Belgium              DRITZ                    108,607              06/23/66               Perpetual

Benelux              GRIPPERS                  79940               11/22/71              11/22/97/1/         I-26

                     KLIKIT/3/                 26737               04/27/71               04/27/2005         I-14, 26

                     SCOVILL                   79942               11/22/71               11/22/2005         I-6, 7, 8, 9,
                                                                                                             11, 12, 16, 17,
                                                                                                             21, 26

                     SPORTSNAPS               385,899              11/03/82               11/03/2002         I-26

                     KLIKIT                   554345               06/30/94               06/30/2004         I-7, 8, 14, 26

Bophuthatswana       GRIPPERS                  59/38               01/12/76               01/12/2006         I-26

                     SCOVILL                  65/3985              10/04/65               10/04/2005         I-26

Brazil/4/            DOT                     002493250             07/29/20               08/07/2000                        12

                     GRIPPERS                002893070             02/13/39               02/13/2004         I-26

                     RAU-KLIKIT/3/           815558279                                    09/29/2002

Cambodia/2/          GRIPPER                    909                07/14/92               07/14/2002         I-26

                     PERMEX                     911                07/14/92               07/14/2002         I-26

------------------------------------
/1/ Renewal application has been filed.

/2/ Non-Exclusive License to Scovill-Japan (Agreement of July 6, 1989).

/3/ No assignment to Scovill Fasteners Inc. through acquisition of Rau Fastener Company, L.L.C., yet made of record.

/4/ In Brazil, SCOVILL is registered for Snap Fasteners to a Third Party (Ritas de Brazil).

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

      Country             Trademark              Registration No.      Registration Date       Expiration Date          Class(es)
      -------             ---------              ----------------      -----------------       ---------------          ---------
                     SCOVILL                             910                07/14/92              07/14/2002        I-26

Canada               CONMAR                         N.S. 51/13514           12/23/39               12/23/99

                     Design of Guardsman            N.S. 51/13516           12/23/39               12/23/99

                     DOT                             TMDA26,319             04/23/20              04/23/2000

                     DOT and Design                  TMA158,479             09/27/68               09/27/98

                     DOT SNAPPERS                    TMA154,717             12/22/67              12/22/97/1/

                     DRITZ                           TMA155,404             02/09/68               02/09/98

                     GRIPPERS                       N.S. 32/8870            07/02/37              07/02/97/1/

                     PCI PLYMOUTH and Design/2/        210,241              10/24/75              10/24/2005

                     RAU-KLIKIT/3/                     15,862               06/30/41              06/30/2001

                     SCOVILL                         TMA171,274             09/18/70              09/18/2000

Chile                DOT                               381,567              08/04/41              11/19/2001        I-26

                     GRIPPERS                          382817               10/01/41              11/07/2001        I-26

                     SCOVILL                           400040               09/02/82              01/12/2003        I-26

China/4/             GRIPPER                           159,919              07/15/82              07/14/92/1/       21

                     GRIPPER                           159,922              07/15/82              07/14/2002        30

                     PERMEX                            202,394              12/15/83              12/14/2003        56

                     SCOVILL                           159,920              07/15/82              07/14/2002        21

                     SCOVILL                           159,923              07/15/82              07/14/2002        30

Colombia             GRIPPER                           21,022               02/01/47              02/11/97/1/       I-26

Czechoslovakia       GRIPPERS                           98991               02/16/38               02/16/98

Denmark              SCOVILL                         VR 360 1966            02/05/66              02/05/2006        I-7, 11, 12, 26

------------------------------------
/1/ Renewal application has been filed.

/2/ No assignment to Scovill Fasteners Inc. through acquisition of PCI Group, Inc., yet made of record.

/3/ No assignment to Scovill Fasteners Inc. through acquisition of Rau Fastener Company, L.L.C., yet made of record.

/4/ Non-Exclusive License to Scovill-Japan (Agreement of July 6, 1989).

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

      Country             Trademark              Registration No.      Registration Date       Expiration Date          Class(es)
      -------             ---------              ----------------      -----------------       ---------------          ---------
Ecuador              GRIPPER                           614/91               12/15/80             12/15/95/1/

Finland              DOT                               53,884               01/04/69               01/04/99        I-6, 9, 11, 20,
                                                                                                                   26

France               DOT                              1,558,071             03/03/20               11/02/99        I-6, 9, 12, 25,
                                                                                                                   26

                     DOT                              1,444,114             11/30/67             11/25/97/1/       I-6, 9, 11, 17,
                                                                                                                   26

                     DRITZ                            1,515,442             05/15/64               02/20/99        I-26

                     GRIPPERS                         1,434,868             01/17/38             11/12/97/1/       I-26

                     KLIKIT/2/                        1,578,496             03/02/90              03/01/2000       I-26

                     SCOVILL                          1,229,559             09/12/68              03/07/2003       I-6, 7, 8, 9,
                                                                                                                   11, 12, 16, 17,
                                                                                                                   21, 26

                     SPORTSNAPS                       1,218,931             11/15/82              11/14/2002       I-26

Germany              DOT                               818,790              04/26/66              12/20/2003       I-6, 9, 11, 26

                     KLIKIT/2/                         2002792              08/01/91              11/16/2000       I-26

                     PIAZZI                           1,088,292             02/25/86              06/11/2005       I-26

                     SCOVILL                           809,734              09/17/65              12/07/2004       I-4, 6, 7, 8, 9,
                                                                                                                   10, 11, 12, 16,
                                                                                                                   21, 26

                     SCOVILL GRIPPER                  1,074,143             02/25/85              08/25/2004       I-26

Guatemala            SCOVILL                            54329               02/01/88               01/31/98        I-26

Honduras             SCOVILL                           47,708               05/21/87             05/21/97/1/       I-26

Hong Kong/3/         DRITZ                            B1358/64              02/20/64               02/20/99        I-26

                     GRIPPER                          B-5887/74             10/20/70              10/20/2005       I-26

                     PERMEX                           2316/1983             04/08/83              04/08/2004       I-26

-----------------------------------
/1/ Renewal application has been filed.

/2/ No assignment to Scovill Fasteners Inc. through acquisition of Rau Fastener Company, L.L.C., yet made of record.

/3/ Non-Exclusive License to Scovill-Japan (Agreement of July 6, 1989).

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

      Country             Trademark              Registration No.      Registration Date       Expiration Date          Class(es)
      -------             ---------              ----------------      -----------------       ---------------          ---------
                     SCOVILL                          A609/68               04/05/66               04/05/2001      I-26

                     WHIPPER                         2317/1983              04/08/83               04/08/2004      I-26

India/1/             PERMEX                           403,532               03/30/83               03/30/2004      I-26

                     SCOVILL                          231597B               10/06/65               10/06/2000      I-26

                     WHIPPER                         B403,533               03/30/83               03/30/2004      I-26

Indonesia/1/         GRIPPER                          308,468               09/30/83               03/30/2003      I-26

                     PERMEX                           308,469               10/10/83               04/10/2003      I-26

                     SCOVILL                          213,916               12/03/65              01/22/97/2/      I-26

Ireland              DOT                              44,192                03/02/20               03/02/2004      I-26

                     DOT                              46,888                02/06/35               02/05/2005      I-26

Israel               GRIPPER                          10,361                08/16/49                08/16/98       I-26

Italy                DOT                              461,266               03/31/20               03/31/2004      I-26

                     DRITZ                            503,359               05/24/66               05/24/2006      I-26

                     GRIPPER                          505,418               06/18/48               03/20/2007      I-26

                     SCOVILL                          465,677               03/31/65               10/28/2005      I-26

                     SPORTSNAPS                       413,791               03/10/86               11/16/2002      I-26

Japan/3/             DOT                              2720491               04/11/97               04/11/2007      10

                     GRIPPER (in English)             877,663               10/24/70               10/24/2000      21

                     GRIPPER (in Katakana)            908,097               07/08/71               07/08/2001      21

                     GRIPPER SHIRT (in               1,557,550              12/24/82              12/24/92/2/      17
                     English)

                     GRIPPER SHIRT (in               1,557,551              12/24/82              12/24/92/4/      17
                     Katakana)

------------------------------------
/1/ Non-Exclusive License to Scovill-Japan (Agreement of July 6, 1989).

/2/ Renewal application has been filed.

/3/ Exclusive License to all Japanese registrations granted to Scovill-Japan (Agreement of July 6, 1989).

/4/ Renewal application has been filed.

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

      Country               Trademark              Registration No.      Registration Date       Expiration Date          Class(es)
      -------               ---------              ----------------      -----------------       ---------------          ---------
                       GRIPPERS                        321129                 09/08/39               05/07/98        36

                       SCOVILL (in English)            780138                 05/06/68               02/06/98        21

                       SCOVILL (in Katakana)           797099                 11/12/68               08/12/98        21

                       WHIPPER                        973,078                 07/25/72              04/25/2002       21

Korea (South)/1/       GRIPPER                         20954                  01/12/71              01/11/2001       45

                       PERMEX                          96,361                 11/08/83              11/08/2003       45

                       SCOVILL                         59,124                 12/08/78               12/08/98        45

Laos                   GRIPPER                          1070                  07/21/92              07/21/2002       I-26

                       PERMEX                           1071                  07/21/92              07/21/2002       I-26

                       SCOVILL                          1072                  07/21/92              07/21/2002       I-26

Malaysia (Malaya)/2/   GRIPPER                         358/78                 05/13/78               05/13/99        I-26

                       PERMEX                         M/99687                 04/25/83              04/25/2004       I-26

                       SCOVILL                         258/65                 10/09/65              10/09/2000       I-26

                       WHIPPER                        M/99688                 04/25/83              04/25/2004       I-26

Mexico                 DOT                             18,046                 04/13/20              04/13/2005       I-26

                       GRIPPERS                        37,474                 01/13/37              07/13/2002       I-26

                       SCOVILL                        127,490                 11/05/65              11/05/2005       I-3, 6, 8, 14,
                                                                                                                     16, 20, 21, 24,

                                                                                                                     26, 28, 31

New Zealand            SCOVILL                        B-79577                 10/06/65              10/06/2000       I-7

                       SCOVILL                        B-79578                 10/06/65              10/06/2000       I-11

                       SCOVILL                        B-79579                 10/06/65              10/06/2000       I-12

                       SCOVILL                        B-79580                 10/06/65              10/06/2000       I-26

Norway                 DOT                             79,008                 04/16/90              04/16/2000       I-26

-----------------------------------
/1/ Non-Exclusive License to Scovill-Japan (Agreement of July 6, 1989).

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

      Country               Trademark              Registration No.      Registration Date       Expiration Date          Class(es)
      -------               ---------              ----------------      -----------------       ---------------          ---------
                       GRIPPERS                          33228                01/05/38               01/05/98        I-26

                       SCOVILL                          68,135                10/04/65               02/11/96/1/     I-11, 26

Pakistan/2/            PERMEX                           79,302                03/27/83              03/27/2005       I-26

                       SCOVILL                          79,303                03/27/83              03/27/2005       I-26

                       WHIPPER                          79,304                03/27/83              03/27/2005       I-26

Papua New Guinea/2/    GRIPPER                          A2750R                09/16/75              09/15/2005       I-26

                       SCOVILL                          B3608R                09/16/75              09/15/2005       I-26

Peru                   GRIPPER                          15,293                11/29/46              02/25/2002       I-26

Philippines/2/         GRIPPER                          49,134                08/14/51              09/07/2010       I-26

                       PERMEX                           41,482                10/17/88              10/17/2008       I-16

                       SCOVILL                           36286                12/08/86              12/08/2006       I-7, 9, 11, 12,

                                                                                                                     26

Puerto Rico            GRIPPER                           9,995                11/28/56               11/28/96/1/     40

Singapore/2/           GRIPPER                          B75487                04/25/78                04/25/99       I-26

                       PERMEX                           1810/83               04/11/83              04/11/2004       I-26

                       SCOVILL                          A754/86               04/25/78                04/25/99       I-26

                       WHIPPER                          1811/83               04/11/83              04/11/2004       I-26

South Africa           GRIPPER                           59/38                01/12/38               01/12/96/1/     I-26

                       SCOVILL                         65/3985A               10/04/65              10/04/2005       I-26

Spain                  GRIPPERS                         115,034               03/02/42              03/02/2002       I-6

                       SPORTSNAPS                      1,020,722              12/05/83              12/05/2003       I-26

Sri Lanka/3/           GRIPPER                          62,160                09/25/91              09/25/2001       I-26

                       PERMEX                           45,939                04/22/83              04/22/2003       I-26

-------------------------------------
/1/ Renewal application has been filed.

/2/ Non-Exclusive License to Scovill-Japan (Agreement of July 6, 1989).

/3/ Non-Exclusive License to Scovill-Japan (Agreement of July 6, 1989).

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

      Country               Trademark              Registration No.      Registration Date       Expiration Date          Class(es)
      -------               ---------              ----------------      -----------------       ---------------          ---------
Swaziland              SCOVILL                         465/83/SA              10/04/65              10/04/2005       I-26

Sweden                 GRIPPERS                          49,446               01/17/38               01/17/98        I-2, 26

                       KLIKIT/1/                         69362                                      01/26/2001

                       SCOVILL                          116,434               05/20/76              05/20/2006       I-11, 26

Switzerland            DOT                              305,165               05/18/20              04/03/2000       I-26

                       DRITZ                            349,243               06/13/66              06/13/2006       I-6, 7, 8, 9,
                                                                                                                     16, 24, 26

                       KLIKIT/2/                         341108               02/18/85              02/17/2005       I-26

                       SCOVILL                           345603               10/05/65              10/05/2005       I-6, 7, 8, 9,
                                                                                                                     11, 12, 26

                       SCOVILL GRIPPERS                 293,878               05/03/78               05/03/98        I-6, 26

Taiwan/1/              GRIPPER                           56,217               05/16/48               05/15/98        36

                       PERMEX                           221,977               09/16/83              09/15/2003       49

                       SCOVILL                          147,179               01/16/81              01/15/2001       49

                       SCOVILL MICHEL                   226,752               11/16/83              01/15/2001       49

Thailand/2/            GRIPPER                          239741/               01/14/93              01/14/2003       I-26
                                                        Kor12861

                       PERMEX                           244139/               04/26/83              04/26/2003       I-26
                                                        KorR3544

Transkei               GRIPPERS                          59/38                01/12/76             01/12/96/3/       I-26

                       SCOVILL                          65/3985               10/04/75              10/04/2005       I-26

Turkey                 SCOVILL                           70379                04/06/81              04/06/2001

United Kingdom         DOT                              401,403               03/02/20              03/02/2004       I-26

                       DOT                              550,623               04/24/34              04/24/2004       I-6, 9, 20, 26

                       DRITZ                            B861,080              03/03/64               03/03/99        I-26

-------------------------------------
/1/ No assignment to Scovill Fasteners Inc. through acquisition of Rau Fastener Company, L.L.C., yet made of record.

/2/ Exclusive License to all Japanese registrations granted to Scovill-Japan (Agreement of July 6, 1989).

/3/ Renewal application has been filed.

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

      Country               Trademark              Registration No.      Registration Date       Expiration Date          Class(es)
      -------               ---------              ----------------      -----------------       ---------------          ---------
                       PIAZZI                          1,243,388              06/05/85              06/05/2006       I-26

                       SCOVILL                         B885,125               10/04/65              10/04/2000       I-26

                       SCOVILL                         B885,124               10/04/65              10/04/2000       I-12

                       SCOVILL                         B916,618               11/01/67              11/01/2002       I-26

Uruguay                GRIPPERS                         173,126               02/23/42             10/08/92/1/       4, 5

Venda                  GRIPPERS                          59/38                01/12/76              01/12/2006       I-26

Venezuela              DOT                              24,919                06/18/51             06/18/96/1/       13

                       GRIPPERS                         13,279                11/18/41              11/18/2001       40

                       SCOVILL                          59,781                08/11/70              08/11/2000       21

                       SCOVILL                          59,782                08/11/70              08/11/2000       40

                       SCOVILL                          59,783                08/11/70              08/11/2000       23

Vietnam/2/             GRIPPER                           6171                 03/19/92              03/19/2002       I-26

                       PERMEX                            6172                 03/19/92              03/19/2002       I-26

                       SCOVILL                           6173                 03/19/92              03/19/2002       I-26

                       SCOVILL MICHEL                    6174                 03/19/92              03/19/2002       I-26



2.10(H) - PENDING FOREIGN TRADEMARK APPLICATIONS

      Country               Trademark              Application No.          Filing  Date                 Class(es)
      -------               ---------              ---------------          ------------                 ---------
Argentina            SCOVILL                          2,014,568                12/21/95            I-26

Brazil               GRIPPER                          818842466                10/18/95            I-26

Colombia             SCOVILL                           96019052                04/19/96            I-26

Japan/3/             PERMEX                           57032/1983               06/21/83            21

--------------------------------
/1/ Renewal application has been filed.

/2/ Non-Exclusive License to Scovill-Japan (Agreement of July 6, 1989).

/3/ Exclusive License to all Japanese registrations granted to Scovill-Japan (Agreement of July 6, 1989).

                                                                   SCHEDULE 2.10
                                                           INTELLECTUAL PROPERTY

      Country               Trademark              Application No.          Filing  Date                 Class(es)
      -------               ---------              ---------------          ------------                 ---------
                     PERMEX (in Katakana)             57033/1983               06/21/83            21

Peru                 SCOVILL                            30056                  01/09/97            I-26

Spain                SCOVILL                          2,016,129                03/04/96            I-26

Sri Lanka            SCOVILL                            41978                  09/15/80            I-26

                     SCOVILL                            41982                  09/15/80            I-6

Thailand             SCOVILL                           310,524                 06/17/96            13

Venda                SCOVILL                                                                       I-26



2.10(i) - COPYRIGHT REGISTRATIONS

Scovill does not own any registered copyrights.

2.10-(j) - PENDING COPYRIGHT REGISTRATION APPLICATIONS

Scovill does not have any applications for copyright registration pending at this time.

                                 SCHEDULE 2.11

                         Owned and Leased Real Property
                         ------------------------------


1.   Clarkesville, GA Facility:  See attached Legal Description A

2.   Unifast Facility, Belgium:  See attached Legal Description B

3. Encumbrances: See Attachment C hereto. The Unifast facility is subject to liens and encumbrances of public record and those arising under applicable law.

4.   Leases:

     a. 14 Kendrick Rd. Unit #2, Wareham, Plymouth County, Massachusetts - Real Estate Lease by and between John W. Folino, Jr. and John W. Folino, as landlord, and Scovill Fasteners Inc., as tenant, dated as of October 1, 1996.

     b. 3 Lowell Street, Lewiston, Maine - Lease by and between J. Thomas Callahan, as lessor, and PCI Group, Inc., as lessee, dated June, 1995.

     c. 11210 Armour Drive, B-2, El Paso, Texas 79935 - Land and Building Lease by and between Vista Development Joint Venture II, as lessor, and Scovill Apparel Fasteners, Inc. as lessee, dated February 1, 1995.

     d. 744 Cowan Street, Bldg. F. Nashville, TN 37202 - Standard Industrial Lease by and between The Equitable Life Assurance Society of the United States, as landlord, and Scovill Fasteners Inc., as tenant, dated February 5, 1997.

     e. 3675 Crestwood Parkway, Duluth, GA 30136 - Lease Agreement by and between Carr-America Realty Corporation, as successor to Century Lake, L.P., as landlord, and Scovill Fasteners Inc., as tenant, dated December 7, 1994.

     f. 65 Kingsland Avenue, Clifton, NJ 07014 - Lease Agreement by and between 1913 Realty Associates, as landlord, and Scovill Fasteners Inc., as tenant, dated July 11, 1990.

     g. 1410 Donelson Pike, Suite A-15, Nashville, TN 37217 - Lease Agreement by and between NWI VI, Ltd., as landlord, and Scovill Fasteners Inc., as tenant, dated July, 1988, as amended.

     h. Union City Road, Prospect, Connecticut 06712 - Lease between Oxford General Industries, Inc., as landlord, and Scovill Fasteners Inc. as tenant, dated April 16, 1991.

     i.   1202 Westfield Street, Providence, Rhode Island:

          (i) Lease and Option Agreement by and between Rhode Island Industrial Facilities Corporation, as lessor, and Rau Fastener, Inc., dated as of January 7, 1993; and

          (ii) Modification and Assumption of Lease and Option Agreement, dated as of January 27, 1995, by and among the Rhode Island Industrial Facilities Corporation, Shawmut Bank, N.A., the Rhode Island Industrial -Recreational Building Authority and Rau Fastener Company, L.L.C.

     j. 1255 and 1295 Des Carrieres St., Montreal, Quebec, Canada - Lease by and between USI (Canada) Inc., as lessor, and Rau Fastener (Canada) Inc., as lessee, dated January 27, 1995.

     k. 8748, Boulevard Pie IX, Montreal (Quebec) Canada - Lease Agreement by and between Construction Maritel Inc., as lessor, and Scovill Canada Inc., as lessee, dated November 15, 1995.

     l. 5699 Chambord Street, Montreal, Quebec H2G 2B1 (9,261 sq. ft. of garage space) - Commercial Lease between 253015921 Quebec Inc. and Rau Fastener (Canada), Inc., dated March 1, 1996.

     m. E Street, Lot 78, (Section 3), Project No. 1446-089-03, Minillas Industrial Park, Bayamon, Puerto Rico 00959 - Lease Contract by and between Puerto Rico Industrial Development Company, as landlord, and Scovill Puerto Rico, Inc., as tenant, dated July 7, 1993.

     n. 1 a 9 route de Bonneuil, Sucy-en-Brie (94370), France - Commercial Lease between SNC "ACTI-CLUB DE SUCY" and Daude SA, dated March 18, 1996.

     o. Blvd. Independecia, 2733 Ote, Torreon, Coah., Mexico - Lease between Inmobliaria Arminco, S.C. (as landlord) and Scovill Fasteners, S.A. C.V. (as tenant), dated March 12, 1997 (not executed by Scovill).

                                 SCHEDULE 2.12

                                   Contracts
                                   ---------


2.12(i)
-------

1. Collective Labor Agreement of April 17, 1992 concluded at the level of Unifast-Scovill S.A. for an indefinite period of time granting blue-collar employees certain advantages, such as seniority premiums and extra holidays.

2. Collective Labor Agreement of May 1, 1980 concluded at the level of Unifast-Scovill for an indefinite period of time granting all employees meal-vouchers of 225 BEF for every day actually worked.

3.   See also Attachment 2.12(i) regarding Belgian trade unions, collective
              ---------- -------
     labor agreements and labor management committees.

2.12(ii)
--------

None.

2.12(iii)
---------

          From time to time, in the ordinary course of business, Scovill Fasteners Inc. enters into hedging arrangements in connection with raw material purchases.

2.12(iv)
--------

1. Amended and Restated Credit Agreement among the Company, Scovill Fasteners Inc., PCI Group, Inc., Rau Fastener Company, L.L.C. and the Banks party thereto, dated as of January 24, 1996, as amended.

2. Master Lease Agreement dated November 7, 1996 between General Electric Capital Corporation and Scovill Fasteners Inc.

3. Subordinated Promissory Note of June 11, 1996 between Scovill Fasteners Inc. (lender) and Unifast-Scovill in an amount of BEF 5 million.

4. Loan Agreement of April 12, 1996 between S.A. Invest Borinage-Centre and Unifast-Scovill in an amount of BEF 20 million.

5. Subordinated Loan Agreement of April 12, 1996 between S.A. I.M.B.C. Objectif No. 1 and Unifast-Scovill in an amount of BEF 5 million.

6. Credit Facility Agreement of March 8, 1996 (as amended on September 9, 1996 and June 9, 1997) between Credit General and Unifast-Scovill in an amount of BEF 33.4 million.

7. Credit Facility Agreement of April 12, 1996 between Credit General and Daude S.A., in an amount of BEF 80 million.

8. Credit Facility Agreement with Banque Bruxelles Lambert for BEF 3 million is in the process of being negotiated.

2.12(v)
-------

1. Master Equipment Lease Agreement No. 31459, between Fleet Credit Corporation (as Lessor) and Scovill Fasteners, Inc. (as Lessee), dated April 30, 1993.

2. Lease No. 145068, between JLA Credit Corporation (as Lessor) and Scovill Fasteners Inc. (as Lessee), dated June 3, 1997 (not executed by Lessor).

3. Lease No. 145068-002, between JLA Credit Corporation (as Lessor) and Scovill Fasteners Inc. (as Lessee), dated August 18, 1997.

4. Scovill Fasteners Inc. in ordinary course acquires or leases various items of equipment, such as office equipment and vehicles, many of which are subject to liens. See also Schedule 2.13.
                                 -------- ----

2.12 (vi)
---------

None.

2.12(vii)
---------

(A) Master Lease Agreement dated November 7, 1996, between General Electric Capital Corporation and Scovill Fasteners Inc.

(B) Scovill Fasteners Inc. is a party to numerous attaching machine leases, which provide the terms and conditions for the leasing of attaching machines to customers.


2.12(viii)
----------

1. Non-Competition Agreement, dated July 6, 1989, by and between Scovill Fasteners Inc. and BTR Nylex Ltd.

2. Scovill Fasteners Inc. is subject to a trademark license and technical assistance agreement that is subject to confidentiality.

2.12(ix)
--------

None.

2.12(x)
-------

1. Amended and Restated Credit Agreement among the Company, Scovill Fasteners Inc., PCI Group, Inc., Rau Fastener Company, L.L.C. and the Banks party thereto, dated as of January 24, 1996, as amended.

2. Master Lease Agreement dated November 7, 1996 between General Electric Capital Corporation and Scovill Fasteners Inc. as described on Schedule 2.5
                                                                    ------------
     item 3.

2.12(xi)
--------

1. Unifast-Scovill S.A. from time to time enters into "Blue Collar, Limited Duration", "Blue Collar, Unlimited Duration" and "White Collar, Unlimited Duration" Contracts, forms of which have been provided to Purchaser.

See also Schedule 2.9(a) items 18d and 33.
         ---------------

                               ATTACHMENT 2.12(i)
                               ------------------

      DISCLOSURE CONCERNING TRADE UNIONS, COLLECTIVE LABOR AGREEMENTS AND
               LABOR MANAGEMENT COMMITTEES IN CONNECTION WITH THE
                         COMPANY'S EUROPEAN OPERATIONS.

1.   Affiliation to a trade union
     ----------------------------

It cannot be known whether or not and, if so, to which trade union the employees of Unifast-Scovill S.A. are affiliated. The affiliation to a trade union is a private matter which does not have to be revealed to the employer.


2.   Collective labor agreements and labor management committees
     -----------------------------------------------------------

Most Belgian companies fall under the scope of a labor management committee, which is a body with representatives of employers and employees. The labor management committees are organized at a national level on the basis of a certain type of trade or industry. Unifast-Scovill S.A. falls under the competence of the labor management committee no. 209 for white collar workers of the metallic sector and no. 111 for blue collar workers of the metallic sector.

The labor management committees draw up collective labor agreements which provide general rules regarding employment, such as minimum wages, annual premiums, number of vacation days, duration of work, general employment conditions, etc. All relevant collective labor agreements are filed at the Ministry of Employment and are to be considered as part of the overall employment legislation.


3.   Collective labor agreements on the level of the company
     -------------------------------------------------------

It is also possible that collective labor agreements are negotiated at the level of the company between the company and one or more trade unions represented at the level of the company.

These agreements are only valid for one company. Unifast-Scovill S.A. apparently has negotiated two collective labor agreements on the level of the company which are to be considered as part of the employment rules at Unifast Scovill S.A. These collective labor agreements are discussed in Schedule
                                                                 --------
2.12(i).
-------

                                 SCHEDULE 2.13

                               Title to Property
                               -----------------


See Attachment A.
    ------------

SCOVILL FASTENERS INC.
----------------------

1.   Liens in favor of Banks under the Credit Facility described on item 2 of

     Schedule 2.5.
     ------------

UNIFAST - SCOVILL S.A.
----------------------

1. Loan Agreement of April 12, 1996 between S.A. Invest Borinage-Centre and Unifast-Scovill in an amount of BEF 20 million.
     Collateral:  a.  2nd rank mortgage pari passu with Credit General for BEF
                      20 million
                  b. 1st rank pledge of business pari passu with Credit General for BEF 20 million

2. Credit Facility Agreement of March 8, 1996 (as amended on September 9, 1996 and June 9, 1997) between Credit General and Unifast-Scovill in an amount of BEF 33.4 million.
     Various pieces of collateral, including:
           a. 1st rank mortgage for BEF 6.7 million
           b. 2nd rank mortgage for BEF 24 million
           c. 1st rank pledge of business for BEF 24 million

RAU FASTENER (CANADA) INC.
--------------------------

1. Conventional Hypothec without delivery granted on January 26, 1995 in favor of Shawmut Bank, N.A. and published on February 1, 1995 under number 95-0010378-0001. The Hypothec granted all present and future property, corporeal and incorporeal, now owned or hereafter acquired. The Hypothec is registered for an amount of $12,000,000 Canadian with interest thereon at an annual rate of 25%; the expiration date of the registration is January 27, 2005.

RAU FASTENER, INC.
------------------

1. Conventional Hypothec without delivery (published on 1993, formerly known commercial pledge) in favor of Shawmut Bank, N.A. and published on August 3, 1994 under number 94-0091002-0001. The Hypothec is registered for an amount of $9,132,500 U.S.; the expiration date of the registration is July 18, 2004.

2. Conventional Hypothec without delivery (published on 1993, formerly known transfer property in stock) in favor of Shawmut Bank, N.A. and published on July 21, 1994 under number 94-0085104-0007. The Hypothec granted all present and future property in stock of the undertaking of the Grantor all goods, wares and merchandise manufactured or produced by the Grantor or procured for such manufacture or production. The Hypothec is registered for an amount of $500,000 U.S. with interest thereon at an annual rate of 25%; the expiration date of registration is July 18, 2004. A correction was published on November 23, 1994 under 94-0148225-0001 concerning the previous security, it should be pledge of debts instead of transfer of property in stock. The description of the hypothecated assets should be replaced by: "The grantor has assigned its rights in favor of the Holder in the transfer of property in stock by 158856 Canada Inc. published under number 94-0085104-0004."

3. Conventional Hypothec without delivery (published on 1993, formerly known transfer property in stock) in favor of Shawmut Bank, N.A. and published on July 21, 1994 under number 94-0085104-0006. The Hypothec granted all present and future property in stock of the undertaking of the Grantor all goods, wares and merchandise manufactured or produced by the Grantor or procured for such manufacture or production. The Hypothec is registered for an amount of $9,132,500 U.S. with interest thereon at an annual rate of 25%; the expiration date of registration is July 18, 2004.

158856 CANADA INC.
------------------

1. Conventional Hypothec without delivery granted on January 26, 1995 in favor of Shawmut Bank, N.A. and published on February 1, 1995 under number 95-0010378-0002. The Hypothec granted all present and future property, corporeal and incorporeal, now owned or hereafter acquired. The Hypothec is registered for an amount of $12,000,000 Canadian with interest thereon at an annual rate of 25%; the expiration date of registration is January 27, 2005.

2. Floating Hypothec (published on 1993, formerly known floating charge) in favor of The R-M Trust Company and published on July 25, 1994 under number 94-0086140-0001. The Hypothec granted all the undertaking and all the property and assets for the time being, present and future. The Hypothec is registered for an amount of $600,000 Canadian with interest thereon at an annual rate of 25%; the expiration date of registration is July 20, 2004.

3. Conventional Hypothec without delivery (published on 1993, formerly known floating charge) in favor of The R-M Trust Company and published on July 21, 1994 under number 94-0085104-0008. The Hypothec granted all the undertaking and all the property and assets for the time being, present and future. The Hypothec is registered for an amount of $600,000 Canadian with interest thereon at an annual rate of 25%; the expiration date of registration is July 18, 2004.

4. Conventional Hypothec without delivery (published on 1993, formerly known pledge of debts) in favor of Shawmut Bank, N.A. and published on July 21, 1994 under number 94-0085104-0005. The Hypothec granted all debts, accounts, claims receivables, choses in action, demands and money. The Hypothec is registered for an amount of $9,132,500

     Canadian with interest thereon at an annual rate of 21%; the expiration date of registration is July 18, 2004.

5. Conventional Hypothec without delivery (published on 1993, formerly known transfer property in stock) in favor of Rau Fastener, Inc. and published on July 21, 1994 under number 94-0085104-0004. The Hypothec granted all present and future property in stock of the undertaking of the Grantor, all goods, wares and merchandise manufactured or produced by the Grantor or procured for such manufacture or production. The Hypothec is registered for an amount of $500,000 U.S. with interest thereon at an annual rate of 25%; the expiration date of registration is July 18, 2004.

6. Conventional Hypothec without delivery (published on 1993, formerly known commercial pledge) in favor of Rau Fastener, Inc. and published on July 21, 1994 under number 94-0085104-0002. The Hypothec granted specific machinery and equipment described in the statement. The Hypothec is registered for an amount of $500,000 U.S.; the expiration date of registration is July 18, 2004. A subrogation to a hypothecary claim published on November 15, 1994 under number 94-0143561-0003 by the Holder in favor of Shawmut Bank, N.A.
     A correction published on November 15, 1995 concerning the subrogation to a hypothecary claim: the Grantor has assigned to Shawmut Bank, N.A. the loan in capital, interest and costs and has subrogated Shawmut Bank, N.A. in all its rights, title and interest under the loan and this Deed but none of its obligations are assumed by Shawmut Bank, N.A.

7. Conventional Hypothec without delivery (published on 1993, formerly known specific charge) in favor of The R-M Trust Company and published on July 21, 1994 under number 94-0085104-0001. The Hypothec granted specific assets described in the statement. The Hypothec is registered for an amount of $600,000 Canadian with interest thereon at an annual rate of 25%; the expiration date of registration is July 18, 2004.

                                                                    Attachment A
                                                                    ------------
                                 SCHEDULE 2.13

                                     LIENS
                                     -----


     UCC Matters.

     **** See attached reports issued by CSC The United States Corporation relating to filings for Scovill Fasteners Inc. in Habersham County, Georgia and the Georgia Cooperative Authority relating to filings for Scovill Fasteners Inc.

====================================================================================================================================

                                                                        FILE NO.
SECURED PARTY                DEBTOR              JURISDICTION          & FILE DATE  COLLATERAL DESCRIPTION        ASSIGNMENT
------------------------------------------------------------------------------------------------------------------------------------

Zeno/MBM                     Scovill Fasteners   Gwinnett County, GA   67-95-4377   Specific Leased Equipment
                             Inc.                                      (5/5/95)     (Copier and Fax)
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               Scovill Fasteners   Gwinnett County, GA   67-95-11940   Receivables, Contracts,      Assignment To:
                             Inc.                                      (11/2/95)     Inventory, Accounts,          Banque Indosuez
                                                                                     Equipment, Marks, Patents     1/26/96
                                                                                     and Copyrights, Goods, etc.
                                                                                                                  Amendment: 1/26/96


                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/12/96
------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital
 Corporation                 Scovill Fasteners   Gwinnett County, GA   67-96-14306   Equipment pursuant
                             Inc.                                      (12/17/96)    to a Master Lease
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Secretary of          200014        Leased Equipment
                                                 Commonwealth, MA      (11/26/93)
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               Scovill Fasteners   Secretary of          348680        Receivables, Contracts,      Assignment To:
                             Inc.                Commonwealth, MA      (11/2/95)     Inventory, Accounts,          Banque Indosuez
                                                                                     Equipment, Marks, Patents     1/26/96
                                                                                     and Copyrights, Goods, etc.
                                                                                                                  Amendment:
                                                                                                                   1/26/96

                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/12/96
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                        FILE NO.
SECURED PARTY                DEBTOR              JURISDICTION          & FILE DATE  COLLATERAL DESCRIPTION        ASSIGNMENT
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               Scovill Fasteners   Secretary of State,   1147825      Receivables, Contracts,       Assignment to:
                             Inc.                ME                    (11/2/95)    Inventory, Accounts,           Banque Indosuez
                                                                                    Equipment, Marks, Patents      1/26/96
                                                                                    and Copyrights, Goods, etc.
                                                                                                                  Amendment:
                                                                                                                  1/26/96

                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/12/96
------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital     Scovill Fasteners   Secretary of State,   1201811      Equipment pursuant to a
 Corporation                 Inc.                ME                                 Master Lease
------------------------------------------------------------------------------------------------------------------------------------

Not available at this time   Scovill Fasteners   Secretary of State,   1543109      Not available at this time
                                                 NJ
------------------------------------------------------------------------------------------------------------------------------------

Not available at this time   Scovill Fasteners   Secretary of State,   1718859      Not available at this time
                                                 NJ
------------------------------------------------------------------------------------------------------------------------------------

Not available at this time   Scovill Fasteners   Secretary of State,   1665815      Not available at this time
                             Inc.                NJ
------------------------------------------------------------------------------------------------------------------------------------

Not available at this time   Scovill Fasteners   Secretary of State,   1739648      Not available at this time
                             Inc.                NJ
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Passaic County, NJ    FS062818     Lease Agreement - Equipment
                                                                       (1/5/94)
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Secretary of State,   1054911      Lease Agreement - Equipment
                                                 NC                    (12/1/93)
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               Scovill Fasteners   Secretary of State,   1278696      Receivables, Contracts,       Assignment to:
                             Inc.                NC                    (11/3/95)    Inventory, Accounts,           Banque Indosuez
                                                                                    Equipment, Marks, Patents      1/26/96
                                                                                    and Copyrights, Goods, etc.
                                                                                                                  Amendment:
                                                                                                                  1/26/96

                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/12/96
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Secretary of State,   1369921      Lease Agreement - Equipment
                                                 NC                    (8/16/96
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                        FILE NO.
SECURED PARTY                DEBTOR              JURISDICTION          & FILE DATE  COLLATERAL DESCRIPTION        ASSIGNMENT
------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital     Scovill Fasteners   Secretary of State,   1400318      Equipment pursuant to a
 Corporation                 Inc.                NC                    (11/21/96)   Master Lease

------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital     Scovill Fasteners   Secretary of State,   1407754      Equipment pursuant to a
 Corporation                 Inc.                NC                    (12/17/96)   Master Lease

------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Guilford County, NC   415059       Lease Agreement - Equipment
                                                                       (11/24/93)
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               Scovill Fasteners   Guilford County, NC   442170       Receivables, Contracts,       Assignment to:
                             Inc.                                      (11/3/95)    Inventory, Accounts,           Banque Indosuez
                                                                                    Equipment, Marks, Patents      1/26/96
                                                                                    and Copyrights, Goods, etc.
                                                                                                                  Amendment:
                                                                                                                  1/26/96

                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/12/96
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Guilford County, NC   452922       Lease Agreement - Equipment
                                                                       (8/16/96)
------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital     Scovill Fasteners   Guilford County, NC   457744       Equipment pursuant to a
 Corporation                 Inc.                                      (12/27/96)   Master Lease
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               Scovill Fasteners   Secretary of State,   644502       Not available at this time    Assignment to:
                             Inc.                RI                    (11/2/95)                                   Banque Indosuez
                                                                                                                   1/26/96

                                                                                                                  Amendment:
                                                                                                                  1/26/96

                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/13/96
------------------------------------------------------------------------------------------------------------------------------------

Fidelity Asset Management    Scovill Fasteners   Secretary of State,   657216       Not available at this time
 Inc.                        Inc.                RI                    (9/30/96)
------------------------------------------------------------------------------------------------------------------------------------

General Electric             Scovill Fasteners   Secretary of State,   660312       Not available at this time
                             Inc.                RI                    (12/17/96)
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                        FILE NO.
SECURED PARTY                DEBTOR              JURISDICTION          & FILE DATE  COLLATERAL DESCRIPTION        ASSIGNMENT
------------------------------------------------------------------------------------------------------------------------------------

Fidelity Asset Management    Scovill Fasteners   Secretary of State,   666151       Not available at this time
 Inc.                        Inc.                RI                    (5/13/97)
------------------------------------------------------------------------------------------------------------------------------------

Fleet Capital Corp.          Scovill Fasteners   Secretary of State,   666152       Not available at this time
                             Inc.                RI                    (5/13/97)
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Secretary of State,   9300226137   Lease Agreement - Equipment
                             Inc.                TX                    (11/29/93)
------------------------------------------------------------------------------------------------------------------------------------

Clarklift Of El Paso, Inc.   Scovill Fasteners   Secretary of State,   9500132304   One New Big Joe Model PDC-
                             Inc.                TX                    (7/5/95)     30-130 Walk Behind Forklift
                                                                                    (Equity Lease)
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               Scovill Fasteners   Secretary of State,   9500210512   Receivables, Contracts,       Assignment to:
                             Inc.                TX                    (11/2/95)    Inventory, Accounts,           Banque Indosuez
                                                                                    Equipment, Marks, Patents      1/26/96
                                                                                    and Copyrights, Goods, etc.
                                                                                                                  Amendment:
                                                                                                                  1/26/96

                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/18/96
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Secretary of State,   9600165625   Lease Agreement - Equipment
                             Inc.                TX                    (8/21/96)
------------------------------------------------------------------------------------------------------------------------------------

General Electric Capital     Scovill Fasteners   Secretary of State,   9600229477   Equipment pursuant to Master
 Corporation                 Inc.                TX                    (11/21/96)   Lease
------------------------------------------------------------------------------------------------------------------------------------

Clarklift of El Paso, Inc.   Scovill Fasteners   Secretary of State,   9700193452   One New Big Joe Model PDC-
                             Inc.                TX                    (9/16/97)    30-130 Walk Behind Forklift
                                                                                    (Equity Lease)
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   El Paso County, TX    8591         Lease Agreement - Equipment
                             Inc.                                      (11/29/93)
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Secretary of State,   257419       Lease Agreement - Equipment
                             Inc.                TN                    (11/30/93)
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                        FILE NO.
SECURED PARTY                DEBTOR              JURISDICTION          & FILE DATE  COLLATERAL DESCRIPTION        ASSIGNMENT
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               Scovill Fasteners   Secretary of State,   499311       Receivables, Contracts,       Assignment to:
                             Inc.                TN                    (12/11/95)   Inventory, Accounts,           Banque Indosuez
                                                                                    Equipment, Marks, Patents      1/26/96
                                                                                    and Copyrights, Goods, etc.
                                                                                                                  Amendment:
                                                                                                                  1/26/96

                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/12/96
------------------------------------------------------------------------------------------------------------------------------------

CLG, Inc.                    Scovill Fasteners   Davidson County, TN   E16283       Lease Agreement - Equipment
                             Inc.                                      (11/29/93)
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               KSCO Acquisition    Department of         220909       Receivables, Inventory,       Assignment to:
                             Corporation         State, NY             (11/2/95)    Contracts, Accounts,           Banque Indosuez
                                                                                    Equipment, Marks, Patents      1/26/96
                                                                                    and Copyrights, Goods, etc.
                                                                                                                  Amendment:
                                                                                                                  1/26/96

                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/12/96
------------------------------------------------------------------------------------------------------------------------------------

Banque Paribas               KSCO Acquisition    Westchester County,   9509156      Receivables, Contracts,       Assignment to:
                             Corporation         NY                    (11/6/95)    Inventory, Accounts,           Banque Indosuez
                                                                                    Equipment, Marks, Patent       1/26/96
                                                                                    Copyrights, Goods, etc.
                                                                                                                  Amendment:
                                                                                                                  1/26/96

                                                                                                                  Release of
                                                                                                                  Collateral:
                                                                                                                  11/13/96
------------------------------------------------------------------------------------------------------------------------------------

Banque Indosuez              PCI Group, Inc.     Secretary of State,   1158725      Receivables, Contracts,       Release of
                             d/b/a               ME                    (1/26/96)    Inventory, Accounts,          Collateral:
                             Callahan Bros.                                         Equipment, Marks, Patents     11/12/96
                             Supply, Inc.                                           and Copyrights, Goods, etc.
------------------------------------------------------------------------------------------------------------------------------------

Banque Indosuez              PCI Group, Inc.     Secretary of State,   1158726      Receivables, Contracts,       Release of
                                                 ME                    (1/26/96)    Inventory, Accounts,          Collateral:
                                                                                    Equipment, Marks, Patents     11/12/96
                                                                                    and Copyrights, Goods, etc.
------------------------------------------------------------------------------------------------------------------------------------

Banque Indosuez              Rau Fastener        Secretary of State,   647712       Not available at this time    Release of
                             Company, L.L.C.     RI                    (1/26/96)                                  Collateral:
                                                                                                                  11/13/96
------------------------------------------------------------------------------------------------------------------------------------


====================================================================================================================================

                                                                        FILE NO.
SECURED PARTY                DEBTOR              JURISDICTION          & FILE DATE    COLLATERAL DESCRIPTION         ASSIGNMENT
------------------------------------------------------------------------------------------------------------------------------------

Shawmut Bank                 Rau Fastener        GA Cooperative        008-95-000305  Not available at this time  Continuation of
                             Company, L.L.C.     Authority             (2/21/95)                                  Financing
                                                 (Filing made in                                                  Statement
                                                 Bartow County)                                                   #90-051137
------------------------------------------------------------------------------------------------------------------------------------

Banque Indosuez              Rau Fastener        GA Cooperative        068-96-000079  Not available at this time  Release of
                             Company, L.L.C.     Authority             (1/26/96)                                  Collateral:
                                                 (Filing made in                                                  11/12/96
                                                 Habersham County)
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



                                 SCHEDULE 2.14
                       Environmental And Safety Matters
                       --------------------------------

A.   SCOVILL FASTENERS INC.

1. Matters raised or referred to in the following document, except to the extent Scovill is indemnified for such matters: Environmental Liability Assessment of Scovill Apparel Fastener, Inc., dated October 1995, prepared by ENVIRON Corporation for Paul, Weiss, Rifkind, Wharton & Garrison. These matters include, but are not in any way limited to, the following:

     Clarkesville, Georgia Facility:
     -------------------------------

          (a) Post-closure care activities at the Clarkesville, Georgia Facility pursuant to the Resource Conservation and Recovery Act;

          (b) Historical disposal of the Facility's wastewater sludge, including but not limited to disposal of such sludge at the City of Clarkesville Landfill and disposal of sludge generated at the city-owned wastewater treatment facility to which the Facility discharged prior to 1973;

          (c) Cyanide contamination in and around the plating department at the Clarkesville, Georgia facility;

     Watertown, Connecticut Facility:   Liabilities associated with
     --------------------------------
     environmental remediation at the former Scovill facility in Watertown, Connecticut, except to the extent that Scovill is indemnified for these liabilities.

     Waterbury, Connecticut Facility:  Liabilities associated with environmental
     --------------------------------
     contamination at the former Scovill facility in Waterbury, Connecticut except to the extent that Scovill is indemnified for these liabilities.

     Newark, New Jersey Facility:  Liabilities associated with environmental
     ----------------------------
     contamination at the former Scovill facility in Newark, New Jersey, except to the extent that Scovill is indemnified for these liabilities.

     Old Southington Landfill Superfund Site:  Liabilities associated with
     ----------------------------------------
     environmental contamination at the Old Southington Landfill Superfund Site except to the extent that Scovill is indemnified for these liabilities.

     Solvents Recovery Service of New England Superfund Site:  Liabilities
     --------------------------------------------------------
     associated with environmental contamination at the Solvents Recovery Service of New England Superfund Site, except to the extent that Scovill is indemnified for these liabilities.

2. From time to time, the Clarkesville Facility has experienced exceedances of its National Pollutant Discharge Elimination System discharge permit limits.
The Facility will be seeking renewal of this permit in 1999. In light of a review of pollutant loading for various water bodies in the State of Georgia under the Clean Water Act and the Georgia Water Quality Control Act, it is possible that expenditures for additional pollution control equipment will be necessary as part of the permit renewal process.

3. The Clarkesville Facility may not be in full compliance with all applicable air emissions regulations and is evaluating its compliance status. Renewal of the existing permits and the requirements for application for new permits may be affected by this analysis, and may require material expenditures.

4. The Clarkesville Facility experienced a release of partially-treated wastewater on January 27, 1997.

5.   The Clarkesville Facility has the following environmental permits:

     (a) Hazardous Waste Facility Permit No. HW-088(D) (December 31, 1992) (expires on December 31, 2002);

     (b) Air Quality Permit No. 3963-068-8402 (June 15, 1982); amendments to Air Quality Permit dated April 4, 1985, June 23, 1987, December 30, 1991 and March 21,1995;

     (c) National Pollutant Discharge Elimination System Permit No. GA0001112 (April 29, 1994) (expires on March 31, 1999); and

     (d) National Pollutant Discharge Elimination System Stormwater Discharge General Permit No. GAR000000 (June 14, 1993) (expires on May 31, 1998).

B.   RAU FASTENER COMPANY, L.L.C.

Rau Fastener Company (Providence, Rhode Island Facility)
--------------------------------------------------------

1. Matters raised or referred to in the following documents, except to the extent Scovill is indemnified for such matters:

     (a) Environmental Liability Assessment of PCI Group, Inc. and Rau Fastener Company, L.L.C., dated December 1995, prepared by ENVIRON Corporation for Paul, Weiss, Rifkind, Wharton & Garrison.

     (b) Letter from Harley F. Laing of Region I of the United States Environmental Protection Agency to Mr. John H. Champagne of Rau Fastener Company, L.L.C. dated March 20, 1996, regarding Request for Information under Section 3007 of the Resource Conservation and Recovery Act, 42 U.S.C.
     (S) 6927,
     and Section 104 of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. (S) 9604.

2. Liabilities associated with the closure and post-closure care of the Providence, Rhode Island Facility in accordance with the Asset Closure Plan dated March 20, 1996 and related correspondence, except to the extent Scovill is indemnified for such matters.

Rau (Canada) Facility:
----------------------

 . Matters raised or referred to in the following documents (and attachments thereto), except to the extent Rau (Canada) is indemnified for such matters:

     (a) Environmental Site Assessment of the Rau Fasteners (Canada) Inc. Manufacturing Facility, 1255-1295 Des Carrieres Street, Montreal, Quebec, dated May 12, 1995, prepared by Technitrol-Eco, Inc. for Hanson Industries and PCI Group, Inc. ("Technitrol Report"), and corrections thereto (dated May 18, 1995);

     (b) Memorandum from Louis Handwerger to J. Rachwalski and John Cosentino regarding interim report on lease and environmental problem at Rau Fastener (Canada) Inc., dated May 31, 1995;

     (c) Letter from Marie-Andree Gravel to Louis Handwerger regarding environmental issues at Rau Fastener (Canada), dated June 19, 1995;

     (d) Letter from Marie-Andree Gravel to Hanson Industries regarding environmental issues at Rau Fastener (Canada), dated July 7, 1995;

     (e) Letter from John Hurley to Rau Fastener (Canada) Inc. regarding environmental issues at Rau Fastener (Canada), dated July 28, 1995;

     (f) Letter from Marie-Andree Gravel to Louis Handwerger regarding air equipment at Rau Fastener (Canada), dated August 2, 1995;

     (g) Letter from Marie-Andree Gravel to Louis Handwerger regarding environmental issues at Rau Fastener (Canada), dated August 16, 1995.

     (h) Memorandum from Louis Handwerger to John Rachwalski regarding status of environmental issues and structural repairs at 1295 Des Carrieres St. Montreal, dated November 16, 1995;

     (i) Letter from James A. Lofredo to Mr. Louis Handwerger regarding Rau Canada Lease Modification, dated December 1, 1995;

     (j) Matters raised or referred to in the following document, except to the extent Scovill Fasteners Inc. (the "Company") is indemnified for such matters: Environmental Liability Assessment of PCI Group, Inc. and Rau Fastener Company, L.L.C., dated December 1995, prepared by ENVIRON Corporation for Paul, Weiss, Rifkind, Wharton & Garrison.

2. Matters raised or referred to by ENVIRON in any report, verbal or written, provided to Purchasers regarding ENVIRON's September 1997 environmental assessment of the Rau (Canada) manufacturing facility, including but in no way limited to issues related to the facility's air emissions control equipment and penalties or fines releated to the failure to implement same.

3. Environmental Permits - As set forth in footnote 1 to Schedule 2.1 of this Agreement, a corporate reorganization of the Canadian entities is under way. This reorganization will necessitate the reissuance of the following permits to the resulting entity, 158856 Canada Inc. (which is to be renamed "Scovill Canada Inc.") from the current operating entity.

     (a) Attestation de Conformite - Air (Air Discharge Permit) (April 3, 1990) from the City of Montreal;

     (b) Permis d'utilisation de deux systems existants d'application de peinture au pistolet (May 17, 1984) from communaute Urbaine de Montreal Service de l'Environment;

     (c) Certificat d'Autorisation pour l'Exploitation d'une Usine de Fabrication de Boutons-Pression et Autres Attaches Metalliques (March 18,
     1991);

     (d) Cession de Certificat d'Autorisation pour l'Exploitation d'une Usine de Fabrication de Boutons-Pression et Autres Attaches Metalliques (May 8,
     1995);

     (e) Permis pour Deversement d'eaux Usees Industrielles (Waste Water Discharge & Conditions Permit) (October 27, 1987) from the City of Montreal;

     (f) Certificat de Conformite (conformity certificate) (October 1990) from the City of Montreal; and

     (g) Any other permits or approvals that were made available to ENVIRON as part of ENVIRON's September 1997 environmental assessment of the Rau (Canada) manufacturing facility.

Unifast
-------

1. Matters raised or referred to by ENVIRON in any report, verbal or written, provided to Purchaser regarding ENVIRON's September 1997 environmental assessment of the Unifast operations.

2.   Environmental Permits:

     (a) Authorization issued to S.A. Unifast Manufacturing from Belgian Ministere de l'emploi et du Travail, Administration de l'Hygiene et de la Medecine du Travail, for l'Acide Cyanhydrique et de derives organiques cyanogenes (dated April 20, 1988).

     (b)  Boiler operating permit;

     (c)  Business Operating Permit (issued 1969) (up for renewal in 1999);

     (d) Authorization to store Cyanide in the buildings (issued November 1973) (up for renewal in April 1999) from the Government de la Province du Hainaut; and

     (e) Any other permits or approvals that were made available to ENVIRON as part of its September 1997 environmental assessment of the Unifast manufacturing facility.

3. Matters raised or referred to in the July 2, 1997 Evaluation Environmentale of Unifast S.A. prepared by the Union Wallonne des Entreprises, including but not limited to issues related to the expiration of Unifast's wastewater discharge permit.

4. Unifast will need to apply for a Global Environmental Permit in 1999. This permit will replace all of the facility's environmental permits. It is possible that expenditures will be associated with the facility's application for and implementation of the requirements of this Global Environmental Permit.

C.   PCI GROUP, INC.

1. Matters raised or referred to in the following documents, except to the extent Scovill is indemnified for such matters:

     (a) Environmental Liability Assessment of PCI Group, Inc. and Rau Fastener Company, L.L.C., dated December 1995, prepared by ENVIRON Corporation for Paul, Weiss, Rifkind, Wharton & Garrison, including but in no way limited to liabilities associated with the following matters:

          (i) on-site soil and groundwater contamination at the former PCI Facility in New Bedford, Connecticut, except to the extent the Company is indemnified for such liabilities;

          (ii) the listing of the PCI Facility in New Bedford, Connecticut on the Massachusetts "List of Confirmed Disposal Sites and Locations to be Investigated."; and,

     (b) Report on Interim Phase II - Comprehensive Site Assessment, dated October 1995, prepared by Haley & Aldrich, Inc. for Emhart Industries, Inc.

2. Matters raised or referred to in the Environmental Remediation and Responsibility Agreement, dated December 17, 1987, between Emhart Industries and PCI Group, Inc.

                                 SCHEDULE 2.15

                               Employee Relations
                               ------------------



1. In connection with the shutdown in 1996 of the Rau Fastener Company, L.L.C. facility in Providence, Rhode Island and the PCI Group, Inc. facility in New Bedford, Massachusetts, Rau Fastener Company, L.L.C. and PCI Group, Inc. entered into effects bargaining with the labor unions representing the employees at such facilities. The effects bargainings resulted in settlement agreements among the applicable parties, pursuant to which Rau Fastener Company, L.L.C. and PCI Group, Inc. made a payment to affected employees. As a result of these settlement agreements, the Company is no longer subject to any collective bargaining obligations or agreements in connection with such facilities.

2.   Unifast-Scovill S.A.:

     a. Mid-1996 - Meeting between Unifast-Scovill employees and management, headed by the social mediator of the Labor Management Committee prompted by lack of communication between former General Manager (Mr. Bonte) and employees. Meeting ended in reconciliation between parties.

     b. September 24, 1997 - Two separate half-hour work stoppages prompted by blue-collar worker's claim that he did not receive an hourly premium he claimed he was entitled to. Resolved via agreement with employees, pursuant to which employees were granted nominal indemnity for irregular hours worked.

                                  SCHEDULE 3.2

                       Stockholder Consents and Approvals
                       ----------------------------------

See Schedule 2.5 item 4.
    -------------------

                                  SCHEDULE 3.4

                             Affiliate Transactions
                             ----------------------

None.

                                  SCHEDULE 4.3
                                  ------------

See item 1 on schedule 2.5.

                                  SCHEDULE 5.2

                         Required Filings and Consents
                         -----------------------------


1. Filings required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the regulations promulgated thereunder.

2. Receipt of informal "no objection" letter from Belgian Ministry of Economic Affairs in connection with the Belgian Law of August 5, 1991 on the protection of economic competition.

3. A notice filing is required in Puerto Rico to effect an indirect change in control of Scovill Puerto Rico, Inc. to the extent that the tax-exemption certificate held by Scovill Puerto Rico, Inc. is not surrendered.

4.   Consents required with respect to Indebtedness.